                                                                   EXHIBIT 10.13

                             CONN FUNDING II, L.P.,

                                    as Issuer

                                       and

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,

                                   as Trustee

                            SERIES 2002-B SUPPLEMENT

                          Dated as of September 1, 2002

                                       to

                                 BASE INDENTURE

                          Dated as of September 1, 2002

                              CONN FUNDING II, L.P.

                                  SERIES 2002-B

                  4.469% Asset Backed Fixed Rate Notes, Class A
                  5.769% Asset Backed Fixed Rate Notes, Class B
                  8.180% Asset Backed Fixed Rate Notes, Class C

                                TABLE OF CONTENTS

                                                                            Page

PRELIMINARY STATEMENT..........................................................1

DESIGNATION....................................................................1

SECTION 1.  Definitions........................................................1

SECTION 2.  Article 3 of the Base Indenture...................................12

SECTION 3.  Servicing Compensation............................................13

SECTION 4.  Cleanup Call......................................................14

SECTION 5.  Delivery and Payment for the Notes................................14

SECTION 6.  Form of Delivery of the Notes; Depository; Denominations;
            Transfer Provisions...............................................14

SECTION 7.  Article 5 of Base Indenture.......................................22

SECTION 8.  Article 6 of the Base Indenture...................................33

SECTION 9.  Series 2002-B Pay Out Events......................................36

SECTION 10. Article 7 of the Base Indenture...................................39

SECTION 7.1 Representations and Warranties of the Issuer......................39

SECTION 7.2 Reaffirmation of Representations and Warranties by the Issuer.....43

SECTION 11. [Reserved]........................................................43

SECTION 12. [Reserved]........................................................43

SECTION 13. Counterparts......................................................43

SECTION 14. Governing Law.....................................................43

SECTION 15. Waiver of Trial by Jury...........................................44

SECTION 16. No Petition.......................................................44

SECTION 17. Rights of the Trustee.............................................44

EXHIBIT A-1 Form of Restricted Global Note
EXHIBIT A-2 Form of Temporary Regulation S Global Note
EXHIBIT A-3 Form of Permanent Regulation S Global Note

EXHIBIT B-1       Form of Restricted Global Note
EXHIBIT B-2       Form of Temporary Regulation S Global Note
EXHIBIT B-3       Form of Permanent Regulation S Global Note

EXHIBIT C-1       Form of Restricted Global Note
EXHIBIT C-2       Form of Temporary Regulation S Global Note
EXHIBIT C-3       Form of Permanent Regulation S Global Note

EXHIBIT D         Form of Monthly Noteholders' Statement

EXHIBIT E-1       Form of Transfer Certificate
EXHIBIT E-2       Form of Certificate to be Delivered to Exchange Temporary
                  Regulation S Global Note for Permanent Regulation S Global
                  Note
EXHIBIT E-3       Form of Certificate to Transfer from Restricted Global Note to
                  Temporary Regulation S Global Note
EXHIBIT E-4       Form of Certificate to Transfer from Restricted Global Note to
                  Permanent Regulation S Global Note
EXHIBIT E-5       Form of Certificate to Transfer from Temporary Regulation S
                  Global Note to Restricted Global Note

SCHEDULE 1 List of Proceedings
SCHEDULE 2 List of Trade Names

          SERIES 2002-B SUPPLEMENT, dated as of September 1, 2002 (as amended, modified, restated or supplemented from time to time in accordance with the terms hereof, this "Series Supplement"), by and among CONN FUNDING II, L.P., a special purpose limited partnership established under the laws of Texas, as issuer ("Issuer"), and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, a banking association organized and existing under the laws of the United States of America, as trustee (together with its successors in trust under the Base Indenture referred to below, the "Trustee") to the Base Indenture, dated as of September 1, 2002, between the Issuer and the Trustee (as amended, modified, restated or supplemented from time to time, exclusive of Series Supplements, the "Base Indenture").

          Pursuant to this Series Supplement, the Issuer shall create a new Series of Notes and shall specify the Principal Terms thereof.

                              PRELIMINARY STATEMENT
                              ---------------------

          WHEREAS, Section 2.2 of the Base Indenture provides, among other things, that Issuer and the Trustee may at any time and from time to time enter into a series supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes.

          NOW, THEREFORE, the parties hereto agree as follows:

                                   DESIGNATION
                                   -----------

          (a) There is hereby created a Series of notes to be issued pursuant to the Base Indenture and this Series Supplement and such Series of notes shall be substantially in the form of Exhibits A, B and C hereto, executed by or on behalf of the Issuer and authenticated by the Trustee and designated generally 4.469% Asset Backed Fixed Rate Notes, Class A, Series 2002-B (the "Class A Notes"), 5.769% Asset Backed Fixed Rate Notes, Class B, Series 2002-B (the "Class B Notes"), 8.180% Asset Backed Fixed Rate Notes, Class C, Series 2002-B (the "Class C Notes", and together with the Class A Notes and the Class B Notes, the "Notes"). The Notes shall be issued in minimum denominations of $500,000.

          (b) Series 2002-B (as defined below) shall not be subordinated to any other Series.

     SECTION 1. Definitions. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Base Indenture, the terms and provisions of this Series Supplement shall govern. All Article, Section or subsection references herein mean Articles, Sections or subsections of this Series Supplement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Base Indenture. Each capitalized term defined herein shall relate only to the Notes and no other Series of Notes issued by the Issuer.

          "Additional Cash Reserve Amount" means, on any date, if the Net Portfolio Yield averaged over the three preceding Monthly Periods (i) exceeds 5.0%, $0, (ii) exceeds 4.0% but does not exceed 5.0%, 2.0% of the outstanding principal amount of the Notes on such date, (iii) exceeds 3.0% but does not exceed 4.0%, 3.0% of the outstanding principal amount of the Notes on such date,
(iv) is 3.0% or less, 4.0% of the outstanding principal amount of the Notes on such date.

          "Additional Interest" has the meaning specified in Section 5.12.

          "Aggregate Investor Default Amount" means, with respect to any Monthly Period, an amount equal to the product of (a) the aggregate Outstanding Principal Balance of all Receivables that became Defaulted Receivables during such Monthly Period (each respective Outstanding Principal Balance being measured as of the date the relevant Receivable became a Defaulted Receivable) minus any Deemed Collections deposited into the Collection Account during such Monthly Period in respect of Receivables that have become Defaulted Receivables before or during such Monthly Period and (b) the Floating Investor Percentage with respect to such Monthly Period.

          "Aggregate Net Investor Charge-Offs" means, on any date of determination, the sum of the "Net Investor Charge-Offs" or similar amount for each Series.

          "Available Funds" means, with respect to any Monthly Period, an amount equal to the Investor Percentage of Collections of Finance Charges, Recoveries and Investment Earnings deposited in the Finance Charge Account for such Monthly Period (or to be deposited in the Finance Charge Account on the related Series Transfer Date with respect to the preceding Monthly Period pursuant to the third paragraph of subsection 5.4(a) of the Base Indenture).

          "Available Investor Principal Collections" means (A) with respect to the Notes and any Monthly Period, an amount equal to (i) the Investor Principal Collections for such Monthly Period, plus (ii) the amount of Shared Principal Collections that are allocated to Series 2002-B in accordance with Section 5.19, and (B) when used with respect to any other Series, has the meaning specified in the applicable Series Supplement.

          "Available Issuer Interest" has the meaning specified in the definition of Coverage Test.

          "CAI" means CAI, L.P.

          "Cash Option" means a provision in any Contract which provides for the application of interest payments theretofore made by the related Obligor against the Outstanding Principal Balance of the related Receivable if such Obligor shall pay the Outstanding Principal Balance (less the interest to be so credited) on or prior to the end of the related Cash Option Period.

          "Cash Option Amount" means, as of any Determination Date, with respect to the outstanding Cash Option Receivables, the product of (i) the highest Portfolio Yield during the past twelve months divided by twelve (during the first year after the Initial Closing Date, this clause (i) shall, to the extent necessary, be calculated based on information delivered to SunTrust Capital Markets, Inc. in connection with the securitization transaction with the Initial Seller that terminated on the Initial Closing Date), times (ii) the aggregate Outstanding Principal Balance of such Cash Option Receivables, times (iii) the weighted average Cash Option Period for such Cash Option Receivables (expressed in months).

          "Cash Option Period" means, with respect to any Cash Option Receivable, the period, not to exceed twelve months, from and including the Initiation Date for such Cash Option Receivable and ending on the last day, as set forth in the related Contract, that the related Obligor may exercise the Cash Option.

          "Cash Reserve Account" has the meaning specified in subsection
5.20(a).

          "Cash Reserve Account Required Amount" means, as of any date, the lesser of (a) $8,000,000 plus the Additional Cash Reserve Amount for such date and (b) 10% of the outstanding principal amount of the Notes on such date.

          "Cash Option Receivable" means any Purchased Receivable which includes a Cash Option.

          "Change in Control" shall mean means any of the following:

          (a) the acquisition of ownership by any Person or group (other than the Stephens Group and the senior management of Parent) of shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Parent; provided that no Change in Control shall have occurred if Parent sells its common stock through an initial public offering and upon the completion of such offering, the Stephens Group and the senior management of Parent continued to own shares representing at least 33.33% of the aggregate ordinary voting power represented by the then issued and outstanding capital stock of Parent; or

          (b) the creation or imposition of any Lien on any shares of capital stock of Issuer; or

          (c) the failure by the Parent to be the sole general partner of CAI or, directly or indirectly, to be the sole equity holder of CAI; or

          (d) the failure of CAI to be the sole equity holder of Conn Funding II GP, L.L.C.; or

          (e) the failure by CAI to be the sole limited partner of Issuer, or the failure of Conn Funding II GP, L.L.C. to be the sole general partner of the Issuer.

          "Class A Carryover Amount" means, (i) with respect to the first Payment Date occurring after the Controlled Amortization Period begins, $0 and
(ii) with respect to any other Payment Date during the Controlled Amortization Period, the excess, if any, of (a) the Class A Controlled Distribution Amount for the preceding Payment Date over (b) the actual amount distributed to the Class A Noteholders with respect to principal of the Class A Notes on such preceding Payment Date.

          "Class A Controlled Distribution Amount" means, for any Payment Date, an amount equal to the sum of $6,000,000 plus any Class A Carryover Amount.

          "Class A Noteholder" means a Holder of a Class A Note.

          "Class A Note Principal" means the outstanding principal amount of Class A Notes.

          "Class A Notes" is defined in the Designation.

          "Class B Carryover Amount" means, (i) with respect to the first Payment Date occurring after the Controlled Amortization Period begins, $0 and
(ii) with respect to any other Payment Date during the Controlled Amortization Period, the excess, if any, of (a) the Class B Controlled Distribution Amount for the preceding Payment Date over (b) the actual amount distributed to the Class B Noteholders with respect to principal of the Class B Notes on such preceding Payment Date.

          "Class B Controlled Distribution Amount" means, for any Payment Date, an amount equal to the sum of $2,888,900 plus any Class B Carryover Amount.

          "Class B Noteholder" means a Holder of a Class B Note.

          "Class B Note Principal" means the outstanding principal amount of Class B Notes.

          "Class B Notes" is defined in the Designation.

          "Class C Carryover Amount" means, (i) with respect to the first Payment Date occurring after the Controlled Amortization Period begins, $0 and
(ii) with respect to any other Payment Date during the Controlled Amortization Period, the excess, if any, of (a) the Class C Controlled Distribution Amount for the preceding Payment Date over (b) the actual amount distributed to the Class C Noteholders with respect to principal of the Class C Notes on such preceding Payment Date.

          "Class C Controlled Distribution Amount" means, for any Payment Date, an amount equal to the sum of $1,111,100 plus any Class C Carryover Amount.

          "Class C Noteholder" means a Holder of a Class C Note.

          "Class C Note Principal" means the outstanding principal amount of Class C Notes. "Class C Notes" is defined in the Designation.

          "Closing Date" means September 13, 2002.

          "Contingent Liability" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum outstanding principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.

          "Controlled Amortization Period" means the period commencing on the Scheduled Pay Out Commencement Date and ending on the Rapid Pay Out Commencement Date.

          "Controlled Amortization Termination Date" means May 20, 2008.

          "Controlled Distribution Amount" means, for any Payment Date, an amount equal to the sum of (i) the Class A Controlled Distribution Amount, plus
(ii) the Class B Controlled Distribution Amount, plus (iii) the Class C Controlled Distribution Amount.

          "Coverage Test" means, on any date of determination, that (i) the Issuer Interest as of such date exceeds the largest required "Minimum Issuer Interest" of any outstanding Series (such excess being herein called the "Available Issuer Interest") as of such date (determined by the Servicer taking into account any increases, decreases and status changes of the Receivables and any increases or decreases in the outstanding notes including those scheduled to occur on such date) and (ii) the Aggregate Net Investor Charge-Offs is zero as of such date.

          "Cumulative Series Principal Shortfall" means the sum of the Series Principal Shortfalls (as such term is defined in each of the related Series Supplements) for each Series.

          "Deficiency Amount" has the meaning specified in Section 5.12.

          "DWAC" means the DTC Deposit/Withdrawal at Custodian system.

          "Excess Funding Account" has the meaning specified in subsection 5.21(a).

          "Excess Spread" means, with respect to any Series Transfer Date, the amounts with respect to such Series Transfer Date, if any, specified pursuant to paragraph 5.15(a)(vii).

          "Exchange Date" has the meaning specified in paragraph 6(c)(ii).

          "Finance Charge Collections" means (i) all Collections allocable to Finance Charges, (ii) all Recoveries allocable to Finance Charges and (iii) any net amounts payable to the Issuer under any Enhancement Agreement.

          "Fitch" means Fitch, Inc.

          "Fixed Investor Percentage" means, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is the sum of the numerators used to calculate the respective investor percentages used for allocations with respect to Principal Receivables for all outstanding Series on such date of determination.

          "Floating Investor Percentage" means, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Modified Investor Interest for such Monthly Period and the denominator of which is the sum of the numerators used to calculate the respective investor percentages used for allocations with respect to Finance Charges, Recoveries, Investment Earnings, Aggregate Investor Default Amounts, Principal Receivables, Available Issuer Interest, Servicing Fee or Trustee and Back-up Servicer Fees and Expenses, as applicable, for all outstanding Series on such date of determination.

          "Global Note" has the meaning specified in subsection 6(a).

          "Gross Loss Rate"means, with respect to any Monthly Period, the ratio (expressed as a percentage) computed as of the last day of such Monthly Period, by dividing (i) the Outstanding Principal Balance of Charged-Off Receivables which were deemed to be Charged-Off Receivables during such Monthly Period by
(ii) (A) the aggregate Outstanding Principal Balance of all Receivables as of the last day of the previous Monthly Period plus (B) the aggregate Outstanding Principal Balance of all Receivables as of such last day of such Monthly Period divided by (C) two and multiplying the result by (iii) twelve.

          "Initial Note Principal" means the aggregate initial principal amount of the Notes, which is $200,000,000.

          "Initiation Date" means, with respect to any Receivable, the date of the transaction that gave rise to the original Outstanding Principal Balance of such Receivable.

          "Interest Period" means, with respect to any Payment Date, the period from and including the Payment Date immediately preceding such Payment Date (or, in the case of the first Payment Date, from and including the Closing Date) to but excluding such Payment Date.

          "Investor Charge-Offs" has the meaning specified in subsection
5.16(a).

          "Investor Interest" means, on any date of determination, an amount equal to (a) the Initial Note Principal, minus (b) the aggregate amount of principal payments made to Noteholders prior to such date, minus (c) the aggregate amount of Investor Charge-Offs pursuant to subsection 5.16(a), plus
(d) the aggregate amount of Excess Spread and funds on deposit in the Excess Funding Account applied on all prior Series Transfer Dates pursuant to subsection 5.17(b) for the purpose of reimbursing amounts deducted pursuant to the foregoing clause (c), plus (e) the Required Reserve Amount. Once all principal and interest on the Notes and any other amounts payable to the Noteholders pursuant to the Transaction Documents have been paid in full, the Investor Interest shall be zero.

          "Investor Percentage" means, for any Monthly Period, (a) with respect to Finance Charges, Recoveries, Investment Earnings, Aggregate Investor Default Amounts, Available Issuer Interest, Servicing Fee and Trustee and Back-Up Servicer Fees and Expenses at any time and Principal Receivables during the Revolving Period, the Floating Investor Percentage and (b) with respect to Principal Receivables during the Controlled Amortization Period or the Rapid Amortization Period, the Fixed Investor Percentage.

          "Investor Principal Collections" means, with respect to any Monthly Period, the sum of (a) the Investor Percentage of the aggregate amount deposited into the Principal Account (less any Issuer Distributions) for such Monthly Period pursuant to paragraph 5.11(a)(i), (b) the aggregate amount to be treated as Investor Principal Collections for such Monthly Period pursuant to paragraph 5.15(a)(iii) and Section 5.17, and (c) in connection with the purchase or redemption of Notes, the aggregate amount deposited in the Payment Account pursuant to Section 4 hereof.

          "Issuer" is defined in the preamble of this Series Supplement.

          "Legal Final Payment Date" means May 21, 2012.

          "Minimum Issuer Interest" means for any date of determination an amount equal to (a) the Cash Option Amount as of such date plus (b) the Outstanding Principal Balance of all Receivables that are not Eligible Receivables as of such date.

          "Modified Investor Interest" means for any Monthly Period, the average daily Investor Interest for such Monthly Period (or, in the case of the first Monthly Period, from and including the Closing Date to, and including the last day of such first Monthly Period).

          "Monthly Interest" has the meaning specified in Section 5.12.

          "Monthly Period" has the meaning specified in the Base Indenture, except that the first Monthly Period with respect to the Notes shall begin on and include the Closing Date and shall end on and include September 30, 2002.

          "Monthly Principal" has the meaning specified in Section 5.13.

          "Net Investor Charge-Offs" means, on any date of determination, the excess of (a) the amount described in clause (c) of the definition of Investor Interest on such date over (b) the amount described in clause (d) of such definition on such date.

          "Net Portfolio Yield" for any Monthly Period (as determined as of the last day of each Monthly Period) shall mean the annualized percentage equivalent of a fraction, (a) the numerator of which is equal to the Net Yield Amount for such Monthly Period and (b) the denominator of which is equal to the aggregate Outstanding Principal Balance of all Receivables on such day. For purposes of this definition, "Net Yield Amount" means for any Monthly Period an amount equal to the excess of the sum of Collections of Finance Charges plus Recoveries allocable to Finance Charges over the sum of (a) interest and fees accrued for the current Monthly Period and overdue interest and fees with respect to the Notes and "Enhancement" of all Series (together with, if applicable, interest on such overdue interest and fees at the rate specified in the accompanying series supplements), (b) accrued and unpaid Servicing Fees and Trustee and Back-Up Servicer Fees and Expenses for such Monthly Period, (c) the aggregate Outstanding Principal Balance of all Receivables that became Defaulted Receivables during such Monthly Period (each respective Outstanding Principal Balance being measured as of the date the relevant Receivable became a Defaulted Receivable), and (d) any other costs, expenses, or liability of the Issuer of any nature whatsoever incurred during such Monthly Period (except for the obligations of the Issuer to pay any principal on the Notes outstanding at such time or any Business Taxes and except for fee and indemnity expenses for which cash other than such Monthly Period's Collections are available to the Issuer).

          "Note Principal" means on any date of determination the then outstanding principal amount of the Notes.

          "Note Purchase Agreement" means any agreement by and among the initial Class A Noteholder, Class B Noteholder or Class C Noteholder, CAI, Conn and the Issuer, pursuant to which a purchaser agrees to purchase an interest in a Class A Note, a Class B Note or a Class C Note, respectively from the Issuer, subject to the terms and conditions set forth therein, or any successor agreement to such effect among the Issuer and such Noteholder or its successors, as amended, supplemented or otherwise modified from time to time.

          "Note Rate" means, with respect to each Interest Period, a fixed rate equal to 4.469% per annum with respect to the Class A Notes, 5.769% with respect to the Class B Notes, and 8.180% with respect to the Class C Notes.

          "Noteholder" means with respect to any Note, the holder of record of such Note.

          "Notes" has the meaning specified in paragraph (a) of the Designation.

          "Notice Persons" means the applicable Rating Agency; provided that with respect to any provision requiring the consent or approval of the Notice Persons, such consent or approval shall be deemed to have been obtained if the Rating Agency Condition is satisfied.

          "Payment Account" means the account established as such for the benefit of the Secured Parties of this Series 2002-B pursuant to subsection 5.3(c) of the Base Indenture.

          "Payment Date" means October 21, 2002 and the twentieth day of each calendar month thereafter, or if such twentieth day is not a Business Day, the next succeeding Business Day.

          "Payoff Date" means the date on which all principal and interest on the Notes and any other amounts directly related to Series 2002-B payable to any Noteholder under the Transaction Documents have been indefeasibly paid in full.

          "Permanent Regulation S Global Note" has the meaning specified in paragraph 6(a)(ii).

          "Permissible Uses" means the amount of funds to be used by the Issuer to pay (i) the Servicer Letter of Credit Bank any amounts payable thereto by the Issuer under the reimbursement agreement for the Servicer Letter of Credit, (ii) the Sellers for Subsequently Purchased Receivables (directly or through repayment of any subordinated notes issued to the Sellers), (iii) its equity owners, as a dividend distribution (so long as the Issuer has a net worth (in accordance with GAAP) of at least 1% of the outstanding principal amount of the Notes after giving effect thereto) and (iv) other expenses of the Issuer not prohibited by the Transaction Documents.

          "Portfolio Yield" means, with respect to Eligible Receivables for any Monthly Period, the ratio (expressed as a percentage) computed as of the last day of such Monthly Period by dividing (i) the amount of all Finance Charge Collections (other than amounts described in clause (iii) of the definition thereof) received during such Monthly Period, by (ii) (A) the aggregate Outstanding Principal Balance of all Receivables as of the last day of the previous Monthly Period plus (B) the aggregate Outstanding Principal Balance of all Receivables as of such last day of such Monthly Period divided by (C) two and multiplying the result by (iii) twelve.

          "Potential Series 2002-B Pay Out Event" shall mean an event which upon the lapse of time or the giving of notice, or both, would constitute a Series 2002-B Pay Out Event.

          "Preference Amount" means any amount previously distributed to a Noteholder on the Notes that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code, in accordance with a final nonappealable order of a court having competent jurisdiction.

          "Principal Reallocation Amount" means the Investor Percentage (determined with regard to only (and only to the extent of) those Series with respect to which principal is being reallocated pursuant to a corresponding provision at such time) of the Available Issuer Interest (after giving effect to any reduction pursuant to Section 5.16 or the definition of Required Reserve Amount on such day or pursuant to any comparable provisions of any other Series Supplement of any other Series on such day) at such time.

          "QIB" has the meaning specified in paragraph 6(a)(i).

          "Rapid Amortization Period" means the Amortization Period commencing on the Rapid Pay Out Commencement Date and ending on the Series 2002-B Termination Date.

          "Rapid Pay Out Commencement Date" means the earliest of (i) the Controlled Amortization Termination Date, (ii) the date on which an Issuer Pay Out Event is deemed to occur pursuant to Section 9.1 of the Base Indenture or
(iii) the date on which a Series 2002-B Pay Out Event is deemed to occur pursuant to Section 9 of this Series Supplement.

          "Rating Agencies" means Moody's and, with respect to the Class C Notes, Fitch.

          "Redemption Date" means the date on which the Notes are redeemed in full pursuant to Section 4 hereof.

          "Reference Banks" means four major banks in the London interbank market selected by the Trustee.

          "Regulation S" has the meaning specified in specified in paragraph 6(a)(ii).

          "Required Amount" has the meaning specified in subsection 5.14(a).

          "Required Class A Principal Distribution" has the meaning specified in paragraph 5.15(e)(i).

          "Required Class B Principal Distribution" has the meaning specified in paragraph 5.15(e)(ii).

          "Required Class C Principal Distribution" has the meaning specified in paragraph 5.15(e)(iii).

          "Required Interest Distribution" has the meaning specified in paragraph 5.15(a)(i).

          "Required Persons" means Holders of Notes voting together without regard to class representing at least 66-2/3% of the aggregate Note Principal of all Notes.

          "Required Reserve Amount" shall mean, at any time, the sum of (a) an amount equal to (i) the Note Principal at such time, multiplied by (ii)(A) the Required Reserve Percentage at such time, divided by (B) 100% minus the Required Reserve Percentage at such time plus (b) the Series 2002-B Concentration Amount, if any, at such time; provided, however, that the Required Reserve Amount shall be fixed during the Controlled Amortization Period and the Rapid Amortization Period as of the earlier of (i) the Scheduled Pay Out Commencement Date and (ii) the Rapid Pay Out Commencement Date; provided, further, that the Required Reserve Amount may only increase from time to time to the extent of the Investor Percentage (determined with regard to only (and only to the extent of) those Series with respect to which the "Required Reserve Amount" is increasing at such time) of the Available Issuer Interest (after giving effect to any reductions pursuant to Section 5.16, but prior to any reductions with respect to Principal Reallocation Amounts on such day, or pursuant to any comparable provisions of any other Series Supplement for any Series on such day) at such time.

          "Required Reserve Percentage" means 10%.

          "Restricted Global Note" has the meaning specified in paragraph
6(a)(i).

          "Restricted Period" has the meaning specified in paragraph 6(c)(ii).

          "Revolving Period" means the period from and including the Closing Date to, but not including, the earlier of (i) the Scheduled Pay Out Commencement Date and (ii) the Rapid Pay Out Commencement Date.

          "Rule 144A" has the meaning specified in paragraph 6(a)(i).

          "Scheduled Pay Out Commencement Date" means the Payment Date on October 20, 2006.

          "Series 2002-B" means the Series of the Asset Backed Fixed Rate Notes represented by the Notes.

          "Series 2002-B Concentration Amount" means, at any time, the Investor Percentage at such time of the sum of (a) the excess, if any, of (i) the aggregate Outstanding Principal Balance of all Eligible Installment Contract Receivables the final maturity date of which has been extended over (ii) 15% of the Outstanding Principal Balance of all Eligible Receivables, plus (b) the excess, if any, of (i) the aggregate Outstanding Principal Balance of all Eligible Revolving Charge Receivables that provide for a minimum monthly payment of less than 1/30 of the highest outstanding balance since the last date on which such outstanding balance was zero or the final maturity date of which has been otherwise extended over (ii) the excess, if any, of (A) 15% of the Outstanding Principal Balance of all Eligible Receivables over (B) the aggregate Outstanding Principal Balance of all Eligible Installment Contract Receivables the final maturity date of which has been extended, in each case as of the end of the preceding Monthly Period.

          "Series 2002-B Pay Out Event" has the meaning specified in Section 9.

          "Series 2002-B Termination Date" means the earliest to occur of (a) the Payment Date on which the Notes, plus all other amounts due and owing to the Noteholders, are paid in full, (b) the Legal Final Payment Date and (c) the Indenture Termination Date.

          "Series Principal Shortfall" means with respect to the Notes and any Series Transfer Date that falls during the Rapid Amortization Period, the excess, if any, of (a) the Investor Interest (but not less than the Note Principal) over (b) the Investor Principal Collections for such Series Transfer Date.

          "Shared Principal Collections" means, with respect to any Series Transfer Date, either (a) the amount allocated to the Notes which may be applied to the "Series Principal Shortfall" with respect to other outstanding Series or
(b) the amounts allocated to the notes of other Series which the applicable Series Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover the Series Principal Shortfall with respect to the Notes.

          "Solvent" means with respect to any Person that as of the date of determination both (A)(i) the then fair saleable value of the property of such Person is (y) greater than the total amount of liabilities (including Contingent Liabilities) of such Person and (z) not less than the amount that will be required to pay the probable liabilities on such Person's then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person; (ii) such Person's capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (iii) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due; and (B) such Person is "solvent" within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          "Temporary Regulation S Global Note" has the meaning specified in paragraph 6(a)(ii).

          "U.S. Person" has the meaning specified in Regulation S.

     SECTION 2. Article 3 of the Base Indenture. Article 3 shall be read in its entirety as follows and shall be applicable only to the Notes:

                                    ARTICLE 3

                            INITIAL ISSUANCE OF NOTES
                            -------------------------

     SECTION 3.1  Initial Issuance.

               (a) Subject to satisfaction of the conditions precedent set forth in subsection (b) of this Section 3.1, on the Closing Date, the Issuer will issue the Notes in accordance with Section 2.2 of the Base Indenture and Section 6 hereof in the aggregate initial principal amount equal to the Initial Note Principal.

               (b) The Notes will be issued on the Closing Date pursuant to subsection (a) above, only upon satisfaction of each of the following conditions with respect to such initial issuance:

                   (i) The amount of each Note shall be equal to or greater than $500,000;

                   (ii)  The Coverage Test is satisfied;

                   (iii) Such issuance and the application of the proceeds thereof shall not result in the occurrence of (1) a Pay Out Event for any Series, Servicer Default or an Event of Default, or (2) an event or occurrence, which, with the passing of time or the giving of notice thereof, or both, would become a Pay Out Event for any Series, Servicer Default or an Event of Default; and

                   (iv) All required consents have been obtained and all other conditions precedent to the purchase of the Notes under the Note Purchase Agreement shall have been satisfied.

               (c) Upon receipt of the proceeds of such issuance by or on behalf of the Issuer, the Trustee shall, or shall cause the Transfer Agent and Registrar to, indicate in the Note Register the amount thereof.

               (d) The Issuer shall not issue additional Notes of this Series.

     SECTION 3. Servicing Compensation. The share of the Servicing Fee allocable to Series 2002-B with respect to any Series Transfer Date shall be equal to the Investor Percentage of the Servicing Fee for the relevant Monthly Period. The Servicing Fee shall be paid by the cash flows from the Trust Estate allocated to the Noteholders or the noteholders of other Series (as provided in the related series supplements) and in no event shall the Issuer, the Trustee or the Noteholders be liable therefor. The Servicing Fee allocable to Series 2002-B shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof pursuant to paragraph 5.15(a)(ii) and subsection 5.17(a).

     SECTION 4.   Cleanup Call.

               (a) The Notes shall be subject to purchase by the initial Servicer, at its option, in accordance with the terms specified in subsection 12.4(a) of the Base Indenture, on any Payment Date on or after the Payment Date on which the Investor Interest is reduced to an amount less than or equal to 10% of the Initial Note Principal.

               (b) The deposit to the Payment Account required in connection with any such purchase will be equal to the sum of (a) the Note Principal, plus
(b) accrued and unpaid interest on the Notes through the day preceding the Payment Date on which the purchase occurs, plus (c) any other amounts payable to the Noteholders pursuant to the Note Purchase Agreement, minus (d) the amounts, if any, on deposit at such Payment Date in the Payment Account for the payment of the foregoing amounts.

     SECTION 5. Delivery and Payment for the Notes. The Trustee shall execute, authenticate and deliver the Notes in accordance with Section 2.4 of the Base Indenture and Section 6 below.

     SECTION 6. Form of Delivery of the Notes; Depository; Denominations; Transfer Provisions.

               (a) The Notes shall be delivered as Registered Notes representing Book-Entry Notes as provided in this subsection (a). For purposes of this Series Supplement, the term "Global Notes" refers to the Restricted Global Note, the Temporary Regulation S Global Note and the Permanent Regulation S Global Note, all as defined below.

                    (i) Restricted Global Note. The Notes to be sold in the United States will be issued in book-entry form and represented by a permanent global Note in fully registered form without interest coupons (the "Restricted Global Note"), substantially in the form set forth as Exhibit A-1, B-1 or C-1 hereto, as applicable, and will be sold, only in the United States (1) by the Issuer to an institutional "accredited investor" within the meaning of Regulation D under the Securities Act in reliance on an exemption from the registration requirements of the Securities Act and (2) thereafter offered and sold to qualified institutional buyers ("QIBs") within the meaning of, and in reliance on, Rule 144A under the Securities Act ("Rule 144A") and shall be deposited with a custodian for, and registered in the name of a nominee of DTC, duly executed by the Issuer and authenticated by the Trustee as provided in the Base Indenture for credit to the accounts of the subscribers at DTC. The initial principal amount of the Restricted Global Note may from time to time be increased or decreased by adjustments made on the records of the custodian for DTC, DTC or its nominee, as the case may be, as hereinafter provided. Interests in the Restricted Global Note will be exchangeable for Definitive Notes only in accordance with the provisions of Section 2.18 of the Base Indenture.

                    (ii) Temporary Regulation S Global Note; Permanent Regulation S Global Note. The Notes to be offered and sold to Non-U.S. Persons outside of the United States and in reliance on Regulation S ("Regulation S") under the Securities Act, shall initially be issued in the form of a temporary global Note in fully registered form without interest coupons (the "Temporary Regulation S Global Note") substantially in the form attached hereto as Exhibit A-2, B-2 or C-2, as applicable, which shall be deposited with a custodian for, and registered in the name of a nominee of DTC, duly executed by the Issuer and authenticated by the Trustee as provided in the Base Indenture, for the credit to the subscribers' accounts at Clearstream and Euroclear. Interests in a Temporary Regulation S Global Note will be exchangeable, in whole or in part, for interests in a corresponding permanent global Note in fully registered form without interest coupons (the "Permanent Regulation S Global Note"), representing the Notes, substantially in the form attached hereto as Exhibit A-3, B-3 or C-3, as applicable, in accordance with the provisions of the Temporary Regulation S Global Note and this Series Supplement. Until the Exchange Date, interests in the Temporary Regulation S Global Note may only be held through Euroclear or Clearstream (as indirect participants in DTC). The initial principal amount of the Temporary Regulation S Global Note and the Permanent Regulation S Global Note may from time to time be increased or decreased by adjustments made on the records of the custodian for DTC, DTC or its nominee, as the case may be, as hereinafter provided. Interests in the Permanent Regulation S Global Note will be exchangeable for Definitive Notes only in accordance with the provisions of Section 2.18 of the Base Indenture.

               (b) The Notes will be issuable in minimum denominations of $500,000.

               (c) The Global Notes may be transferred, in whole and not in part, only to another nominee of DTC or to a successor of DTC or its nominee. Beneficial interests in the Global Notes may not be exchanged for Definitive Notes except in the limited circumstances described in Section 2.18 of the Base Indenture; provided, however, that notwithstanding anything in the

Indenture to the contrary, Definitive Notes shall not be issued in respect of any Temporary Regulation S Global Note unless the Restricted Period has expired and then only with respect to beneficial interests therein as to which the Trustee has received from Euroclear or Clearstream, as applicable, a certificate substantially in the form of Exhibit E-2 hereto. Beneficial interests in the Global Notes may be transferred only (x) to a Person the transferor reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A and whom the transferor has notified that it may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A, (y) outside the United States to non-U.S. Persons in a transaction in compliance with Regulation S or (z) in a transaction otherwise exempt from the registration requirements of the Securities Act (and based on an opinion of counsel to such effect if the Issuer or the Transfer Agent and Registrar so requests), in each case in compliance with the Indenture and all applicable securities laws of any State of the United States or any other applicable jurisdiction. Each transferee of a beneficial interest in a Global Note shall be deemed to have made the acknowledgments, representations and agreements set forth in subsection (d) hereof. Any such transfer shall also be made in accordance with the following provisions:

                    (i) Transfer of Interests Within a Global Note. Beneficial interests in a Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Global Note in accordance with the transfer restrictions set forth in the foregoing paragraph of this subsection 6(c) and the transferee shall be deemed to have made the representations contained in subsection 6(d). Notwithstanding the foregoing, if such transferor is relying on an exemption from the registration requirements of the Securities Act other than Rule 144A or Regulation S, such transferor shall provide the Issuer and the Transfer Agent and Registrar with a certificate substantially in the form of Exhibit E-1 and, if requested by the Issuer or the Trustee, an opinion of counsel in form and substance acceptable to the Issuer and to the Transfer Agent and Registrar to the effect that such transfer is in compliance with the Securities Act.

                    (ii) Temporary Regulation S Global Note to Permanent Regulation S Global Note. Interests in the Temporary Regulation S Global Note will be exchanged for interests in the Permanent Regulation S Global Note, on and after the first day following the 40-day period (the "Restricted Period") beginning on the later of the commencement of the offering of the Notes or the Closing Date on which the Trustee has received a certificate substantially in the form of Exhibit E-2 (the "Exchange Date"). To effect such exchange the Issuer shall execute and the Trustee shall authenticate a Permanent Regulation S Global Note, representing the principal amount of interests in the Temporary Regulation S Global Note initially exchanged for interests in the Permanent Regulation S Global Note. Such Permanent Regulation S Global Note shall be deposited with a custodian for, and registered in the name of, a nominee of DTC. Upon any exchange of interests in the Temporary Regulation S Global Note for interests in the Permanent Regulation S Global Note, the Transfer

          Agent and Registrar shall endorse the Temporary Regulation S Global Note to reflect the reduction in the principal amount represented thereby by the amount so exchanged and shall endorse the Permanent Regulation S Global Note to reflect the corresponding increase in the amount represented thereby. The Temporary Regulation S Global Note or the Permanent Regulation S Global Note shall also be endorsed upon any cancellation of principal amounts upon surrender of interests in such Notes purchased by the Issuer or upon any repayment of the principal amount represented thereby in respect of such Notes.

                    (iii) Restricted Global Note to Temporary Regulation S Global Note During the Restricted Period. If, prior to the Exchange
          Date, a holder of a beneficial interest in the Restricted Global Note wishes at any time to exchange its interest in the Restricted Global Note for an interest in the Temporary Regulation S Global Note, or to transfer its interest in the Restricted Global Note to a Non-U.S. Person, in a transaction in compliance with Regulation S who wishes to take delivery thereof in the form of an interest in the Temporary Regulation S Global Note, such holder may, subject to this subsection 6(c) and the rules and procedures of DTC, exchange or cause the exchange or transfer of such interest for an equivalent beneficial interest in the Temporary Regulation S Global Note. Upon receipt by the Transfer Agent and Registrar of (1) instructions given in accordance with DTC's procedures from an agent member directing the Transfer Agent and Registrar to credit or cause to be credited a beneficial interest in the Temporary Regulation S Global Note in an amount equal to the beneficial interest in the Restricted Global Note to be exchanged or transferred, (2) a written order given in accordance with DTC's procedures containing information regarding the Euroclear or Clearstream account to be credited with such increase and the name of such account, and (3) a certificate in the form of Exhibit E-3 attached hereto given by the holder of such beneficial interest stating that the exchange or transfer of such interest has been made in compliance with the transfer restrictions applicable to the Notes and pursuant to and in accordance with Regulation S, the Transfer Agent and Registrar shall instruct DTC to reduce the Restricted Global Note by the aggregate principal amount of the beneficial interest in the Restricted Global Note to be so exchanged or transferred and the Transfer Agent and Registrar shall instruct DTC, concurrently with such reduction, to increase the principal amount of the Temporary Regulation S Global Note by the aggregate principal amount of the beneficial interest in the Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (who shall be the agent member of Euroclear or Clearstream, or both, as the case may be) a beneficial interest in the Temporary Regulation S Global Note equal to the reduction in the principal amount of the Restricted Global Note.

                    (iv) Restricted Global Note to Permanent Regulation S Global Note After the Exchange Date. If, after the Exchange Date, a holder of a beneficial interest in the Restricted Global Note registered in the name of DTC or its nominee wishes at any time to exchange its interest in such Restricted Global Note for an interest in the Permanent Regulation S Global Note, or to transfer its interest in such Restricted Global Note to a Non-U.S. Person, in a transaction in compliance with Regulation S, who wishes to take delivery thereof in the form of an interest in the Permanent Regulation S Global Note, such holder may, subject to this subsection 6(c) and the rules and procedures of DTC, exchange or cause the exchange or transfer of such interest for an equivalent beneficial interest in the Permanent Regulation S Global Note. Upon receipt by the Transfer Agent and Registrar of (1) instructions given in accordance with DTC's procedures from an agent member directing the Transfer Agent and Registrar to credit or cause to be credited a beneficial interest in the Permanent Regulation S Global Note in an amount equal to the beneficial interest in the Restricted Global Note to be exchanged or transferred, (2) a written order given in accordance with DTC's procedures containing information regarding the account to be credited with such increase and (3) a certificate in the form of Exhibit E-4 attached hereto given by the holder of such beneficial interest stating that the exchange or transfer of such interest has been made in compliance with the transfer restrictions applicable to the Notes and pursuant to and in accordance with Regulation S, the Transfer Agent and Registrar shall instruct DTC to reduce the Restricted Global Note by the aggregate principal amount of the beneficial interest in the Restricted Global Note to be so exchanged or transferred and the Transfer Agent and Registrar shall instruct DTC, concurrently with such reduction, to increase the principal amount of the Permanent Regulation S Global Note by the aggregate principal amount of the beneficial interest in the Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Permanent Regulation S Global Note equal to the reduction in the principal amount of the Restricted Global Note.

                    (v) Temporary Regulation S Global Note to Restricted Global Note. If a holder of a beneficial interest in the Temporary Regulation S Global Note registered in the name of DTC or its nominee wishes at any time to exchange its interest in such Temporary Regulation S Global Note for an interest in the Restricted Global Note, or to transfer its interest in such Temporary Regulation S Global Note to a Person who wishes to take delivery thereof in the form of an interest in the Restricted Global Note, such holder may, subject to this subsection 6(c) and the rules and procedures of Euroclear or Clearstream and DTC, as the case may be, exchange or cause the exchange or transfer of such interest for an equivalent beneficial interest in the Restricted Global Note. Upon receipt by the Transfer Agent and Registrar of (1) instructions from Euroclear or Clearstream or DTC, as the case maybe, directing the

          Transfer Agent and Registrar to credit or cause to be credited a beneficial interest in the Restricted Global Note equal to the beneficial interest in the Temporary Regulation S Global Note to be exchanged or transferred, such instructions to contain information regarding the agent member's account with DTC to be credited with such increase, and, with respect to an exchange or transfer of an interest in the Temporary Regulation S Global Note after the Exchange Date, information regarding the agent member's account with DTC to be debited with such decrease, and (2) with respect to an exchange or transfer of an interest in the Temporary Regulation S Global Note for an interest in the Restricted Global Note prior to the Exchange Date, a certificate in the form of Exhibit E-5 attached hereto given by the holder of such beneficial interest and stating that the Person transferring such interest in the Temporary Regulation S Global Note reasonably believes that the Person acquiring such interest in the Restricted Global Note is a QIB and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A, Euroclear or Clearstream or the Transfer Agent and Registrar, as the case may be, shall instruct DTC to reduce the Temporary Regulation S Global Note by the aggregate principal amount of the beneficial interest in the Temporary Regulation S Global Note to be exchanged or transferred, and the Transfer Agent and Registrar shall instruct DTC, concurrently with such reduction, to increase the principal amount of the Restricted Global Note by the aggregate principal amount of the beneficial interest in the Temporary Regulation S Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Restricted Global Note equal to the reduction in the principal amount of the Temporary Regulation S Global Note.

                    (vi) Transfers of Interests in Permanent Regulation S Global Note. The Transfer Agent and Registrar shall register any transfer of interests in a Permanent Regulation S Global Note in accordance with
          Section 2.6 of the Base Indenture to U.S. Persons without requiring any additional certification; provided, however, that all other transfer restrictions set forth in this Section 6 shall remain in full force and effect and each such transferee shall be deemed to have made the representations and warranties set forth in subsection (d) below (but excluding the certification and opinion of counsel provisions of paragraph (1) thereof).

               (d) Each transferee of a beneficial interest in a Global Note shall be deemed to have represented and agreed that:

               (1) it either (A) (i) is a QIB, (ii) is aware that the sale to it is being made in reliance on Rule 144A and (iii) is acquiring the Notes for its own account or for the account of a QIB or (B) is a Non-U.S. Person and is not acquiring the Notes for the account or benefit of a U.S. Person and is purchasing the Notes in an offshore transaction within the meaning of Regulation S or (C) is acquiring the Notes pursuant to another exemption from the registration requirements of the Securities Act and has furnished the Issuer and the Transfer Agent and Registrar any required certification and/or an opinion of counsel as to such exemption in form and substance satisfactory to Transfer Agent and Registrar;

               (2) it understands and agrees that the Notes have not been and will not be registered under the Securities Act, and that, if in the future it decides to offer, resell, pledge or otherwise transfer such Notes, such Notes may be offered, sold, pledged or otherwise transferred only (a) to a Person who the transferor reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A and whom the transferor has notified that it may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A, (b) outside the United States to a Non-U.S. Person in a transaction meeting the requirements of Rule 903 or 904 of Regulation S, or (c) in a transaction otherwise exempt from the registration requirements of the Securities Act (based on an opinion of counsel if the Issuer or the Transfer Agent and Registrar so requests in form and substance satisfactory to Transfer Agent and Registrar) and, in each case, in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and in accordance with the restrictions set forth in the Series Supplement and the Notes;

               (3) it will, and each subsequent holder is required to, notify any purchaser of Notes from it of the resale restrictions referred to above, if then applicable;

               (4) it understands that the following legend will be placed on the Notes unless the Issuer determines otherwise in compliance with applicable law:

          THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THIS NOTE MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY (1) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (4) IN A TRANSACTION OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER JURISDICTION AND BASED ON AN OPINION OF

          COUNSEL IF THE ISSUER OR TRANSFER AGENT AND REGISTRAR SO REQUEST, IN EACH SUCH CASE, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY TRANSFEREE FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

          BY ACQUIRING THIS NOTE, EACH PURCHASER WILL BE DEEMED TO HAVE REPRESENTED, WARRANTED AND COVENANTED EITHER THAT (A) IT IS NOT AN "EMPLOYEE BENEFIT PLAN" SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A "PLAN" DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AN ENTITY DEEMED TO HOLD "PLAN ASSETS" OF ANY OF THE FOREGOING BY REASON OF INVESTMENT BY AN "EMPLOYEE BENEFIT PLAN" OR "PLAN" IN SUCH ENTITY, OR A GOVERNMENTAL PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE OR
          (B) ITS PURCHASE AND HOLDING OF THIS NOTE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN, ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW).

               (5) it acknowledges that the Notes will be evidenced by Global Notes and that the foregoing restrictions apply to holders of beneficial interests in the Notes as well as to Holders of the Notes;

               (6) it acknowledges that the Trustee, the Issuer, the initial purchasers or placement agents for the Notes and their Affiliates and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that if any of the acknowledgments, representations or agreements deemed to have been made by its purchase of such Notes is no longer accurate, it will promptly notify the Issuer and the initial purchasers or placement agents for the Notes in writing. If it is acquiring any Notes for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account; and

               (7) it acknowledges that either (i) no part of the assets used by it to acquire the Notes constitutes assets of any employee benefit plan subject to ERISA, Section

     4975 of the Code or any entity deemed to hold plan assets of any of the foregoing by reason of investment by an employee benefit plan or plan in the entity or (ii) its purchase and holding of the Notes will not, throughout the term of holding, constitute a non-exempt "prohibited transaction" under Section 406 of ERISA or Section 4975 of the Code by reason of the application of one or more statutory or administrative exemptions from such prohibited transaction rules or otherwise.

          In addition, such transferee shall be responsible for providing additional information or certification, as shall be reasonably requested by the Trustee or Issuer, to support the truth and accuracy of the foregoing acknowledgments, representations and agreements, it being understood that such additional information is not intended to create additional restrictions on the transfer of the Notes.

               (e) Other Transfers or Exchanges. In the event that a Global Note is exchanged for Notes in definitive registered form without interest coupons, pursuant to Section 2.18 of the Base Indenture, such Definitive Notes may be exchanged or transferred for one another only in accordance with such procedures as are substantially consistent with Section 2.18 of the Base Indenture and the provisions of Section 6 of this Series Supplement above (including the certification requirements intended to insure that such exchanges or transfers comply with Rule 144A or Regulation S, as the case may be) and as may be from time to time adopted by the Issuer and the Trustee, and such holder shall provide the Issuer and the Transfer Agent and Registrar with a certification to that effect (in substantially the form of Exhibit E-1 hereto) and, if requested by the Issuer or the Trustee, an opinion of counsel in form and substance acceptable to the Issuer and to the Transfer Agent and Registrar to the effect that such transfer is in compliance with the Securities Act, and the transferee of any such Note shall be deemed to have made the representations set forth in subsection (d) above other than the representation contained in paragraph (5) thereof.

     SECTION 7. Article 5 of Base Indenture. Sections 5.1, 5.2, 5.3, 5.4, 5.5, 5.6, 5.7, 5.8, 5.9 and 5.10 of the Base Indenture shall be read in their entirety as provided in the Base Indenture. The following provisions, however, shall constitute part of Article 5 of the Indenture solely for purposes of Series 2002-B and shall be applicable only to the Notes (except as otherwise provided in the following provisions or in another Series Supplement):

                                    ARTICLE 5

                    ALLOCATION AND APPLICATION OF COLLECTIONS

     SECTION 5.11   Allocations.

               (a) Allocations of Collections. On each day any Collections are deposited in the Collection Account, the Servicer shall, prior to the close of business on such day, make the following deposits from the Collection Account:

                    (i) Deposit into the Principal Account all Collections received in respect of Principal Receivables on such date (such deposit to be applied in accordance with the Indenture and subsection 5.15(b)); and

                    (ii) Deposit into the Finance Charge Account all Collections received in respect of Finance Charges, Recoveries, Investment Earnings or otherwise (but not in respect of Principal Receivables) on such date (such deposit to be applied in accordance with the Indenture and subsection 5.15(a)).

               (b) Excess Funding Collections. Any Collections deposited into the Excess Funding Account pursuant to Section 5.15 or 5.20(e) shall be held in the Excess Funding Account and, prior to the commencement of the Rapid Amortization Period, shall be first applied in accordance with Section 5.17 and then paid, first, to the Servicer Letter of Credit Bank to the extent of any amounts payable thereto by the Issuer under the reimbursement agreement for the Servicer Letter of Credit and, second, to the Issuer, in each case, on any date (so long as the Coverage Test remains satisfied (or will be satisfied on such date through the use of such Collections to pay for Subsequently Purchased Receivables from one or more Sellers) and such payment and the application thereof shall not result in the occurrence of (1) a Pay Out Event for any Series, a Servicer Default or an Event of Default, or (2) in the case of Permissible Uses of the type described in clauses (ii) and (iii) of the definition thereof, an event or occurrence, which, with the passing of time or the giving of notice thereof, or both, would become a Pay Out Event for any Series, Servicer Default or an Event of Default) to the extent of (and to be used solely for) Permissible Uses on such date as determined by the Servicer; provided, however, that if an Accumulation Period or an Amortization Period commences with respect to any Series, any funds on deposit in the Excess Funding Account shall be first applied in accordance with Section 5.17 and then released from the Excess Funding Account, deposited in the Principal Account and treated as Shared Principal Collections to the extent needed to cover principal payments due to such Series; provided, however, that $10,000 shall remain on deposit in the Excess Funding Account for use to pay expenses of the Issuer not prohibited by the Transaction Documents, as determined by the Servicer.

     SECTION 5.12 Determination of Monthly Interest. The amount of monthly interest payable on the Notes shall be determined as of each Determination Date and shall be an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the weighted average Note Rate in effect with respect to the related Interest Period, and (ii) the average daily outstanding principal balance of the Notes during such Interest Period (the "Monthly Interest"); provided, however, that in addition to Monthly Interest, an amount equal to the sum of (i) the amount of any unpaid Deficiency Amount, as defined below and (ii) an amount equal to the product (such product being herein called the "Additional Interest") of (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) a rate equal to 2% per annum over the Note Rate in effect with respect to the related Interest Period, times

(C) any Deficiency Amount, as defined below (or the portion thereof which has not theretofore been paid to Noteholders) shall also be payable to the Noteholders. The "Deficiency Amount" for any Determination Date shall be equal to the excess, if any, of (x) the sum of the Monthly Interest, the Additional Interest and the Deficiency Amount as determined pursuant to the preceding sentence for the Interest Period ended immediately prior to the preceding Payment Date, over (y) the amount actually paid in respect thereof on the preceding Payment Date; provided, that the Deficiency Amount on the initial Determination Date shall be zero.

     SECTION 5.13. Determination of Monthly Principal. The amount on deposit in the Principal Account allocable to the repayment of principal of the Notes shall be determined as of each Series Transfer Date ("Monthly Principal"), beginning with the first Series Transfer Date occurring after the Controlled Amortization Period or the Rapid Amortization Period begins, and shall be equal to the lesser of (i) the Available Investor Principal Collections on deposit in the Principal Account on such Series Transfer Date, (ii) the Investor Interest (after taking into account any adjustments to be made on such Series Transfer Date pursuant to
Section 5.16) on such Series Transfer Date and (iii) during the Controlled Amortization Period, the Controlled Distribution Amount.

     SECTION 5.14.  Coverage of Required Amount.

               (a) On or before each Series Transfer Date, the Servicer shall determine the amount (the "Required Amount"), if any, by which an amount equal to the sum of (i) the Monthly Interest for such Series Transfer Date, plus (ii) the Deficiency Amount, if any, for such Series Transfer Date, plus (iii) the Additional Interest, if any, for such Series Transfer Date, plus (iv) the Investor Percentage of the Trustee and Back-Up Servicer Fees and Expenses for such Series Transfer Date, plus (v) the Investor Percentage of the Servicing Fee for the prior Monthly Period, plus (vi) any amounts described in clauses (iv) and (v) above that were due but not paid on any prior Series Transfer Date, plus
(vii) the Aggregate Investor Default Amount, if any, for the prior Monthly Period exceeds the Available Funds for the related Monthly Period.

               (b) In the event that the Required Amount for such Series Transfer Date is greater than zero, (i) the Servicer shall give written notice to the Trustee of such positive Required Amount on or before such Series Transfer Date, and (ii) to the extent available in each case, the Required Amount shall be paid first from the Finance Charge Account, and second from the Excess Funding Account on such Series Transfer Date pursuant to subsection 5.17(a).

     SECTION 5.15. Monthly Payments. On or before each Series Transfer Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of the Monthly Servicer Report attached as Exhibit A to the Servicing Agreement) to withdraw, and the Trustee, acting in accordance with such instructions, shall withdraw on such Series Transfer Date or the related Payment Date, as applicable, to the extent of the funds credited to the relevant accounts, the amounts in respect of the Notes required to be withdrawn from the Finance Charge Account, the Principal Account, the Payment Account and the Cash Reserve Account as follows:

               (a) An amount equal to the Available Funds deposited into the Finance Charge Account for the related Monthly Period shall be distributed on each Series Transfer Date in the following priority:

                    (i) first, an amount equal to the Investor Percentage of the Trustee and Back-Up Servicer Fees and Expenses for such Series Transfer Date (plus the Investor Percentage of any Trustee and Back-Up Servicer Fees and Expenses due but not paid to the Trustee on any prior Series Transfer Date) shall be paid to the Trustee and, second, an amount equal to Monthly Interest for such Series Transfer Date, plus the amount of any Deficiency Amount for such Series Transfer Date, plus the amount of any Additional Interest for such Series Transfer Date shall be deposited by the Trustee into the Payment Account for distribution to the Class A Noteholders, Class B Noteholders and Class C Noteholders (based on the amounts payable thereto determined in accordance with the respective Note Rates and distributed on a pari passu basis) on the related Payment Date (the "Required Interest Distribution");

                    (ii) an amount equal to the Investor Percentage of the Servicing Fee for such Series Transfer Date (plus the Investor Percentage of any Servicing Fee due but not paid to the Servicer on any prior Series Transfer Date) shall be paid to the Servicer;

                    (iii) an amount equal to the Aggregate Investor Default Amount, if any, for the preceding Monthly Period shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Series Transfer Date;

                    (iv) an amount equal to the excess, if any, of the Cash Reserve Account Required Amount over the amount already on deposit in the Cash Reserve Account shall be deposited into the Cash Reserve Account;

                    (v) to the extent the Available Issuer Interest is greater than zero (after giving effect to all other reductions thereof on such date and the payment pursuant to this clause (v) and the corresponding provision of each other Series Supplement), an amount equal to the Investor Percentage of any amounts payable to the Servicer Letter of Credit Bank by the Issuer under the reimbursement agreement for the Servicer Letter of Credit shall be paid to the Servicer Letter of Credit Bank;

                    (vi) to the extent the Available Issuer Interest is greater than zero (after giving effect to all other reductions thereof on such date and the payment pursuant to this clause (vi) and the corresponding provision of each other Series Supplement), an amount equal to the Investor Percentage of any unreimbursed expenses of the Trustee shall be paid to the Trustee; and

                    (vii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 5.17.

               (b) During the Revolving Period (unless the next Business Day after such Series Transfer Date is the Scheduled Pay Out Commencement Date), an amount equal to the Available Investor Principal Collections deposited into the Principal Account for the related Monthly Period shall be distributed on each Series Transfer Date in the following priority:

                    (i) an amount, not in excess of the Principal Reallocation Amount, to pay or deposit any amounts described in clauses (a)(i),
          (ii), (iv), (v) and (vi) above (in such order) that remain unpaid or undeposited after giving effect to the application of funds, pursuant to clause (a) above;

                    (ii)  an amount equal to the lesser of (A) the product of
          (1) a fraction, the numerator of which is equal to the Available Investor Principal Collections remaining after the application specified in paragraph 5.15(b)(i) above and the denominator of which is equal to the sum of the portion of the "Available Investor Principal Collections" for each Series that are available for sharing as specified in the related Series Supplement and (2) the Cumulative Series Principal Shortfall, if any, and (B) Available Investor Principal Collections remaining after the application specified in paragraph 5.15(b)(i) above, shall remain in the Principal Account to be treated as Shared Principal Collections and applied to Series other than this Series 2002-B; and

                    (iii) the balance, if any, shall be deposited into the Excess Funding Account.

               (c)(A) During the Controlled Amortization Period (or if the next Business Day after such Series Transfer Date is the Scheduled Pay Out Commencement Date), an amount equal to the Available Investor Principal Collections deposited into the Principal Account for the related Monthly Period shall be distributed on each Series Transfer Date in the following priority:

                    (i) an amount equal to the Monthly Principal for such Series Transfer Date shall be deposited into the Payment Account;

                    (ii) an amount, not in excess of the Principal Reallocation Amount, to pay or deposit any amounts described in clauses(a)(i),
          (ii), (iv) and (v) above (in such order) that remain unpaid or undeposited after giving effect to the application of funds, pursuant to clause (a) above;

                    (iii) an amount equal to the lesser of (A) the product of
          (1) a fraction, the numerator of which is equal to the Available Investor Principal Collections remaining after the application specified in paragraphs 5.15(c)(A)(i) and (ii) above and the denominator of which is equal to the sum of the "Available Investor Principal Collections" for each Series that are available for sharing as specified in the related Series Supplement and (2) the Cumulative Series Principal Shortfall, if any, and (B) the Available Investor Principal Collections remaining after the application specified in paragraphs 5.15(c)(A)(i) and (ii) above, shall remain in the Principal Account to be treated as Shared Principal Collections and applied to Series other than this Series 2002-B; and

                    (iv) the balance, if any, shall be deposited into the Excess Funding Account.

          (B) During the Rapid Amortization Period, an amount equal to the Available Investor Principal Collections deposited into the Principal Account for the related Monthly Period shall be distributed on each Series Transfer Date in the following priority:

                    (i) an amount equal to the Monthly Principal for such Series Transfer Date shall be deposited into the Payment Account;

                    (ii) an amount, not in excess of the Principal Reallocation Amount, to pay or deposit any amounts described in clauses(a)(i),
          (ii), (iv) and (v) above (in such order) that remain unpaid or undeposited after giving effect to the application of funds, pursuant to clause (a) above;

                    (iii) an amount equal to the lesser of (A) the product of
          (1) a fraction, the numerator of which is equal to the Available Investor Principal Collections remaining after the application specified in paragraphs 5.15(c)(B)(i) and (ii) above and the denominator of which is equal to the sum of the "Available Investor Principal Collections" for each Series that are available for sharing as specified in the related Series Supplement and (2) the Cumulative Series Principal Shortfall, if any, and (B) the Available Investor Principal Collections remaining after the application specified in paragraphs 5.15(c)(B)(i) and (ii) above, shall remain in the Principal Account to be treated as Shared Principal Collections and applied to Series other than this Series 2002-B; and

                    (iv) the balance, if any, shall be deposited into the Excess Funding Account.

               (d) On each Payment Date, the Trustee, acting in accordance with instructions from the Servicer, shall pay to the Noteholders (based on the amounts payable thereto determined in accordance with the respective Note Rates and distributed on a pari passu basis) the amount deposited into the Payment Account pursuant to paragraph 5.15(a)(i) (including, without limitation, indirectly pursuant to paragraphs 5.15(b)(i) and (c)(ii) above) on the immediately preceding Series Transfer Date.

          (e) On the first Payment Date occurring after the Controlled Amortization Period or the Rapid Amortization Period begins, and on each Payment Date thereafter, the Trustee, acting in accordance with instructions from the Servicer, shall pay the amount deposited into the Payment Account pursuant to paragraph 5.15(c) on the immediately preceding Series Transfer Date to the following Persons or accounts (as the case may be) in the following priority:

                    (i) to the Class A Noteholders, an amount equal to the least of (A) the Monthly Principal, (B) the Class A Note Principal and
          (C) during the Controlled Amortization Period, the Class A Controlled Distribution Amount (the "Required Class A Principal Distribution");

                    (ii) to the Class B Noteholders, an amount equal to the least of (A) the Monthly Principal minus the amount distributed pursuant to clause (i) above, (B) the Class B Note Principal and (C) during the Controlled Amortization Period, the Class B Controlled Distribution Amount (the "Required Class B Principal Distribution");

                    (iii) to the Class C Noteholders, an amount equal to the least of (A) the Monthly Principal minus the amount distributed pursuant to clauses (i) and (ii) above, (B) the Class C Note Principal and (C) during the Controlled Amortization Period, the Class C Controlled Distribution Amount (the "Required Class C Principal Distribution");

                    (iv) to the Noteholders, any other amounts (including, without limitation, accrued and unpaid interest) payable thereto pursuant to any Transaction Document;

                    (v) to the extent the Available Issuer Interest is greater than zero (after giving effect to all other reductions thereof on such date and the payment pursuant to this clause (v) and the corresponding provision of each other Series Supplement), to the Trustee to pay unreimbursed expenses of the Trustee; and

                    (vi) the balance, if any, shall be deposited into the Excess Funding Account.

          (f) On any Redemption Date, the amounts required to be on deposit in the Payment Account pursuant to Section 4, shall be paid to the following
Persons:

                    (i)   to the Class A Noteholders, the Class A Note
          Principal;

                    (ii)  to the Class B Noteholders, the Class B Note
          Principal;

                    (iii) to the Class C Noteholders, the Class C Note Principal; and

                    (iv) to the Noteholders, any other amounts (including, without limitation, accrued and unpaid interest) payable thereto pursuant to the Note Purchase Agreement.

          (g) On each Payment Date, the Trustee, acting in accordance with instructions from the Servicer, shall pay the amount on deposit in the Cash Reserve Account to the following Persons in the following priority:

                    (i) to the Noteholders (based on the amounts payable thereto determined in accordance with the respective Note Rates and distributed on a pari passu basis), an amount equal to the excess, if any, of (A) the Required Interest Distributions over (B) the amount distributed thereto pursuant to subsection 5.15(d) ;

                    (ii) during the Controlled Amortization Period or the Rapid Amortization Period, to the Class A Noteholders, an amount equal to the excess, if any, of (A) the Required Class A Principal Distributions over (B) the amount distributed thereto pursuant to paragraph 5.15(e)(i);

                    (iii) during the Controlled Amortization Period or the Rapid Amortization Period, to the Class B Noteholders, an amount equal to the excess, if any, of (A) the Required Class B Principal Distributions over (B) the amount distributed thereto pursuant to paragraph 5.15(e)(ii); and

                    (iv) during the Controlled Amortization Period or the Rapid Amortization Period, to the Class C Noteholders, am amount equal to the excess, if any, of (A) the Required Class C Principal Distributions over (B) the amount distributed thereto pursuant to paragraph 5.15(e)(iii).

     SECTION 5.16.  Investor Charge-Offs.

               (a) On or before each Series Transfer Date, the Servicer shall calculate the Aggregate Investor Default Amount. If, on any Series Transfer Date, the Aggregate Investor Default Amount exceeds the aggregate amount to be distributed with respect thereto for the relevant Monthly Period pursuant to subsection 5.15(a)(iii) and Section 5.17(a), the Investor Interest shall be reduced by the amount of such excess, but only to the extent such excess exceeds the Investor Percentage (determined with regard to only (and only to the extent of) those Series with respect to which the "Investor Interest" is being so reduced with respect to Defaulted Receivables during such Monthly Period) of the Available Issuer Interest (such reduction, an "Investor Charge-Off"). The Investor

Interest shall thereafter be reimbursed on any Series Transfer Date by the amount of Excess Spread and funds on deposit in the Excess Funding Account allocated and available for such purpose pursuant to subsection 5.17(b).

               (b) Except as otherwise expressly provided herein, if losses and investment expenses attributable to the investment of amounts on deposit in any Trust Account or any Series Account exceed interest and investment earnings in respect of such amounts during any Monthly Period, the net losses and expenses shall be allocated first to the Issuer Interest and second between the "Investor Interests" of all outstanding Series, in the same proportion that losses in respect of Principal Receivables are so allocated for such Monthly Period.

     SECTION 5.17. Allocation of Excess Amounts. On or before each Series Transfer Date, the Trustee, acting pursuant to the Servicer's instructions, shall apply Excess Spread in the Finance Charge Account and to the extent necessary (to cover amounts described in clauses (a) and (b) below) transfer funds from the Excess Funding Account (after giving effect to the deposits to be made therein on such date) to the Finance Charge Account in order to make the following distributions on each Series Transfer Date (in the following order of priority) for the related Monthly Period:

               (a) an amount equal to the Required Amount, if any, with respect to such Series Transfer Date will be used to fund such Required Amount and be applied in accordance with, and in the priority set forth in, subsection 5.15(a);

               (b) an amount equal to the aggregate amount by which the Investor Interest has been reduced on previous Series Transfer Dates (but has not been reimbursed) for reasons other than a reduction of the Required Reserve Amount and/or the payment of principal to the Noteholders will be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Series Transfer Date; and

               (c) any remaining Excess Spread shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Series Transfer Date.

     To the extent that there are insufficient funds in the Excess Funding Account to make all payments required under subsections 5.17(a) and (b) above and under the corresponding provisions for each other Series, the amount on deposit in the Excess Funding Account shall be allocated to each Series on a pro rata basis (based on the "Investor Interest" of each such Series).

     SECTION 5.18. Servicer's Failure to Make a Deposit or Payment. If the Servicer fails to make, or give instructions to make, any payment, deposit or withdrawal (other than as required by subsection 12.4(a) and Section 12.1) required to be made or given by the Servicer at the time specified in the Base Indenture or this Series Supplement (including applicable grace periods), the Trustee shall make such payment, deposit or withdrawal from the applicable account without instruction from the Servicer. The Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that the Trustee has sufficient information to allow it to determine the amount thereof. The Servicer shall, upon request of the Trustee, promptly provide the Trustee with all information necessary to allow the Trustee to make such payment, deposit or withdrawal. Such funds or the proceeds of such withdrawal shall be applied by the Trustee in the manner in which such payment or deposit should have been made by the Servicer.

     SECTION 5.19.  Shared Principal Collections.

          (a) The portion of Shared Principal Collections allocable to Series 2002-B on deposit in the Principal Account on any Series Transfer Date shall be treated and applied as an Available Investor Principal Collection pursuant to
Section 5.15.

          (b) "Shared Principal Collections allocable to Series 2002-B" on any Series Transfer Date means an amount equal to the Series Principal Shortfall, if any, with respect to Series 2002-B on such Series Transfer Date; provided, however, that if the aggregate amount of Shared Principal Collections for all Series for such Series Transfer Date is less than the Cumulative Series Principal Shortfall for such Series Transfer Date, then "Shared Principal Collections allocable to Series 2002-B" on such Series Transfer Date shall equal the product of (i) Shared Principal Collections for all Series for such Series Transfer Date and (ii) a fraction, the numerator of which is the Series Principal Shortfall with respect to Series 2002-B and the denominator of which shall be the aggregate amount of "Cumulative Series Principal Shortfall" for all Series for such Series Transfer Date.

          (c) Solely for the purpose of determining the amount of Available Investor Principal Collections to be treated as Shared Principal Collections on any Series Transfer Date allocable to other Series, on each Determination Date, the Servicer shall determine the Required Amount and Excess Spread as of such Determination Date for the following Series Transfer Date.

     SECTION 5.20.  Cash Reserve Account.

          (a) The Servicer has established and maintained and shall continue to maintain, with a Qualified Institution, in the name of the Trustee, on behalf of the Issuer, for the benefit of the Secured Parties in Series 2002-B, a segregated trust account (the "Cash Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of such Secured Parties. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Cash Reserve Account and in all proceeds thereof. The Cash Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Secured Parties in Series 2002-B, and the Trustee shall be the entitlement holder of the Cash Reserve Account. If at any time the institution holding the Cash Reserve Account ceases to be a Qualified Institution, the Trustee shall notify the Rating Agency and within 10 Business Days establish a new Cash Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Cash Reserve Account. The Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Cash Reserve Account from time to time in accordance with subsection 5.15(g) and (ii) make deposits into the Cash Reserve Account as specified in paragraph 5.15(a)(iv).

          (b) Funds on deposit in the Cash Reserve Account shall be invested by the Trustee (at the Servicer's written direction) in Permitted Investments. Funds on deposit in the Cash Reserve Account on any Payment Date, after giving effect to any withdrawals that day, shall be invested in Permitted Investments that will mature so that such funds will be available for withdrawal on or before the next Payment Date. The Trustee shall:

               (i) hold each Permitted Investment (other than such as are described in clause (c) of the definition thereof) that constitutes investment property through a securities intermediary, which securities intermediary shall (I) agree that such investment property shall at all times be credited to a securities account of which the Trustee is the entitlement holder, (II) comply with entitlement orders originated by the Trustee without the further consent of any other person or entity, (III) agree that all property credited to such securities account shall be treated as a financial asset, (IV) waive any lien on, security interest in, or right of set-off with respect to any property credited to such securities account, and (V) agree that its jurisdiction for purposes of Section 8-110 and Section 9-305(a)(3) of the UCC shall be New York, and that such agreement shall be governed by the laws of the State of New York; and

               (ii) maintain for the benefit of the Secured Parties relating to Series 2002-B, possession or control of each other Permitted Investment (including any negotiable instruments, if any, evidencing such Permitted Investments) not described in clause (i) above (other than such as are described in clause (c) of the definition thereof); provided that no Permitted Investment shall be disposed of prior to its maturity date if such disposition would result in a loss. Terms used in clause (i) above that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

          (c) All interest and earnings (net of losses and investment expenses) accrued on funds on deposit in the Cash Reserve Account shall be treated as Investment Earnings.

          (d) On the Closing Date, the Trustee, on behalf of the Issuer, shall deposit $8,000,000 into the Cash Reserve Account from the net proceeds of the sale of the Notes.

          (e) Amounts on deposit in the Cash Reserve Account on any Payment Date (after giving effect to distributions therefrom pursuant to Section 5.15(g)) in excess of the Cash Reserve Account Required Amount shall be deposited by the Trustee, at the direction of the Servicer, into the Excess Funding Account.

     SECTION 5.21.  Excess Funding Account.

          (a) The Servicer has established and maintained and shall continue to maintain, with a Qualified Institution, in the name of the Trustee, on behalf of the Issuer, for the benefit of the Secured Parties, a segregated trust account (the "Excess Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of such Secured Parties. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Excess Funding Account and in all proceeds thereof. The Excess Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Secured Parties, and the Trustee shall be the entitlement holder of the Excess Funding Account. If at any time the institution holding the Excess Funding Account ceases to be a Qualified Institution, the Trustee shall notify the Rating Agency and within ten (10) Business Days establish a new Excess Funding Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Excess Funding Account. The Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Excess Funding Account from time to time for the purposes set forth in subsection 5.11(b) and any comparable provision of any other Series Supplement and (ii) make deposits into the Excess Funding Account as specified in subsections 5.11(b) and 5.20(e) and any comparable provision of any other Series Supplement.

          (b) Funds on deposit in the Excess Funding Account shall be invested by the Trustee (at the Servicer's written discretion) in Permitted Investments. Funds on deposit in the Excess Funding Account on any Series Transfer Date, after giving effect to any withdrawals that day, shall be invested in Permitted Investments that will mature so that such funds will be available for withdrawal on or before the next Series Transfer Date. The Trustee shall:

               (i) hold each Permitted Investment (other than such as are described in clause (c) of the definition thereof) that constitutes investment property through a securities intermediary, which securities intermediary shall (I) agree that such investment property shall at all times be credited to a securities account of which the Trustee is the entitlement holder, (II) comply with entitlement orders originated by the Trustee without the further consent of any other person or entity, (III) agree that all property credited to such securities account shall be treated as a financial asset, (IV) waive any lien on, security interest in, or right of set-off with respect to any property credited to such securities account, and (V) agree that its jurisdiction for purposes of Sections 8-110 and Section 9-305(a)(3) of the UCC shall be New York, and that such agreement shall be governed by the laws of the State of New York; and

               (ii) maintain for the benefit of the Secured Parties, possession or control of each other Permitted Investment (including any negotiable instruments, if any, evidencing such Permitted Investments) not described in clause (i) above (other than such as are described in clause (c) of the definition thereof); provided that no

          Permitted Investment shall be disposed of prior to its maturity date if such disposition would result in a loss. Terms used in clause (i) above that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

          (c) All interest and earnings (net of losses and investment expenses) accrued on funds on deposit in the Excess Funding Account to the extent allocable to this Series shall be treated as Collections, deposited into the Finance Charge Account and applied in accordance with the Indenture.

     SECTION 8. Article 6 of the Base Indenture. Article 6 of the Base Indenture shall read in its entirety as follows and shall be applicable only to the Noteholders:

                                    ARTICLE 6

                            DISTRIBUTIONS AND REPORTS
                            -------------------------

     SECTION 6.1  Distributions.
                  -------------

          (a) On each Payment Date, the Trustee shall distribute (in accordance with the Monthly Servicer Report delivered by the Servicer on or before the related Series Transfer Date pursuant to subsection 2.09(a) of the Servicing Agreement) to each Noteholder of record on the immediately preceding Record Date (other than as provided in Section 12.5 respecting a final distribution), such Noteholder's pro rata share (based on the aggregate Investor Interests represented by the Notes held by such Noteholder) of the amounts on deposit in the Payment Account that are payable to the Noteholders pursuant to Section 5.15 by wire transfer to an account designated by such Noteholders, except that, with respect to Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

          (b) Notwithstanding anything to the contrary contained in the Base Indenture or this Series Supplement, if the amount distributable in respect of principal on the Notes on any Payment Date is less than one dollar, then no such distribution of principal need be made on such Payment Date.

     SECTION 6.2  Monthly Noteholders' Statement.
                  ------------------------------

          (a) On or before each Payment Date, the Trustee shall forward to each Noteholder, with respect to each Noteholder's interest and to the applicable Rating Agency and each Notice Person a statement substantially in the form of Exhibit D hereto prepared by the Servicer and delivered to the Trustee on the preceding Determination Date and setting forth, among other things, the following information:

             (i) the total amount distributed to Class A Noteholders, Class B Noteholders and Class C Noteholders;

             (ii)   the amount of such distribution allocable to Monthly
          Principal;

             (iii) the amount of such distribution allocable to Trustee and Back-Up Servicer Fees and Expenses, Monthly Interest, Deficiency Amounts and Additional Interest, respectively;

             (iv) the amount of Collections of Principal Receivables received during the related Monthly Period and allocated in respect of the Notes;

             (v) the amount of Recoveries, premium refunds and Collections of Finance Charges received during the related Monthly Period and allocated in respect of the Notes;

             (vi) the aggregate Outstanding Principal Balance of the Receivables, the Issuer Interest, the Investor Interest, the Floating Investor Percentage and the Fixed Investor Percentage as of the end of the preceding Monthly Period;

             (vii) the aggregate Outstanding Principal Balance of Receivables, including earned and unearned Finance Charges, but excluding bankrupt accounts and accounts in repossession, which were 1-30 days, 31-60 days, 61-90 days, 91-120 days, 121-180 days and more than 180 days delinquent, respectively, as of the end of the preceding Monthly Period;

             (viii) the Net Portfolio Yield, Gross Loss Rate and the Aggregate Investor Default Amount as of the end of the preceding Monthly Period;

             (ix) the aggregate amount of Investor Charge-Offs and other reductions in the absence of principal distributions on the Investor Interests for such Series Transfer Date;

             (x) the aggregate amount of Investor Charge-Offs and other reductions in the absence of principal distributions on the Investor Interests deemed to have been reimbursed on such Series Transfer Date;

             (xi) the Class A Note Principal, the Class B Note Principal and the Class C Note Principal, as of the end of the day on the Payment Date;

             (xii) the average daily balance of the Class A Notes, Class B Notes and Class C Notes for the related Interest Period;

            (xiii) the amount of the Servicing Fee and the Investor Percentage of the Servicing Fee for such Series Transfer Date;

            (xiv) the Note Rate for the Interest Period ending on the day before such Payment Date;

            (xv) the amount of Available Funds on deposit in the Finance Charge Account on the related Series Transfer Date;

            (xvi) the date on which the Rapid Amortization Period commenced, if applicable;

            (xvii)  the Cash Option Amount, if any;

            (xviii) the Minimum Issuer Interest, Available Issuer Interest and Aggregate Net Investor Charge-Offs, if any, as of the end of the preceding Monthly Period;

            (xix) the aggregate Outstanding Principal Balance of all Receivables the final maturity date of which has been extended by up to six months, more than six months to twelve months and more than twelve months, respectively, as of the end of the preceding Monthly Period;

            (xx) the aggregate amount of reductions of the Outstanding Principal Balance of the Receivables as a result of cancellations of service maintenance contracts and credit insurance during the related Monthly Period; and

            (xxi) the aggregate Outstanding Principal Balance of all Receivables any Obligor of which is an Opportunity Customer as of the end of the preceding Monthly Period.

          (b) Annual Noteholders' Tax Statement. To the extent required by the Code, on or before January 31 of each calendar year, beginning with the calendar year 2003, the Trustee shall distribute to each Person who at any time during the preceding calendar year was a Noteholder, a statement prepared by the Trustee containing the information required to be contained in the regular monthly report to Noteholders, as set forth in subclauses (i), (ii) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Noteholder, together with such other customary information (consistent with the treatment of the Notes as debt). Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

     SECTION 9. Series 2002-B Pay Out Events. If any one of the following events (a "Series 2002-B Pay Out Event") shall occur with respect to the Notes:

          (a) failure on the part of the Issuer (i) to pay any amount described in clauses (i)-(vi) of the definition of Required Amount or to make any payment or deposit required by the terms of this Series Supplement, the Note Purchase Agreement or any other Transaction Document, on or before the date two (2) Business Days after the date on which such payment or deposit is required to be made herein or therein (or, in the case of a deposit to be made with respect to any Monthly Period, by the related Payment Date), or (ii) duly to observe or perform in any respect any other covenants or agreements of the Issuer set forth in this Series Supplement, the Note Purchase Agreement or any other Transaction Document which failure, solely in the case of this clause (ii), continues unremedied for a period of thirty (30) Business Days after the Issuer has knowledge thereof, or after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Issuer by the Servicer or any Noteholder; provided, however, that a Series 2002-B Pay Out Event pursuant to this Section 9(a) shall not be deemed to have occurred hereunder if such Series 2002-B Pay Out Event is the result of a breach of a representation, warranty, statement or certificate with respect to any Receivable, and the Servicer has received a Deemed Collection in connection therewith, in an amount equal to the Outstanding Principal Balance of such Receivable and all accrued and unpaid interest thereon for application in accordance with Article 5 of the Base Indenture as modified by this Series Supplement;

          (b) any representation or warranty made by the Issuer in this Series Supplement, the Note Purchase Agreement or any other Transaction Document or any information delivered by the Issuer pursuant thereto shall prove to have been incorrect in any respect when made or when delivered which, solely to the extent such incorrect representation or warranty may be cured without any actual or potential detriment to any Secured Party, continues unremedied for a period of thirty (30) Business Days after the date on which the Issuer has knowledge thereof or on which written notice thereof, requiring the same to be remedied, shall have been given to the Issuer by the Servicer or any Noteholder; provided, however, that a Series 2002-B Pay Out Event pursuant to this Section 9(b) shall not be deemed to have occurred hereunder if such Series 2002-B Pay Out Event is the result of a breach of a representation, warranty, statement or certificate with respect to any Receivable, and the Servicer has received a Deemed Collection in connection therewith, in an amount equal to the Outstanding Principal Balance of such Receivable and all accrued and unpaid interest thereon for application in accordance with Article 5 of the Base Indenture as modified by this Series Supplement;

          (c) the Issuer, any Seller, the Initial Seller or CAI shall become the subject of any Event of Bankruptcy or voluntarily suspend payment of its obligations; or the Issuer shall become unable for any reason (other than by reason of a determination by one or more Sellers not to sell receivables to the Issuer pursuant to the Purchase Agreement) to pledge Receivables to the Trustee in accordance with the provisions of this Series Supplement;

          (d) the Issuer, any Seller, the Initial Seller or CAI shall become an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

          (e) any Servicer Default (other than a Servicer Default specified in clause (e), (h), (i) or (j) of Section 2.04 of the Servicing Agreement) shall occur, or a Servicer Default specified in clause (e), (h), (i) or (j) of Section
2.04 of the Servicing Agreement shall occur and not be cured within ten (10) days after the earlier of discovery by the Servicer or the date on which written notice of such Servicer Default, requiring the same to be remedied, shall have been given to the Servicer by the Issuer or any Noteholder;

          (f) on the close of the Issuer's business on the last day of any Monthly Period, the Net Portfolio Yield averaged over any three consecutive Monthly Periods is less than 2.00%;

          (g)  an Event of Default;

          (h) on any date of determination, the Gross Loss Rate shall be equal to or exceed 10.0% on a rolling three-month average basis;

          (i) a "Pay Out Event" occurs under any other Series (unless such Pay Out Event is solely as a result of an "Enhancement Provider Default" under such other Series or the downgrade of the rating of the "Enhancement Provider" of such other Series) resulting in the commencement of a "Rapid Amortization Period" for such other Series;

          (j) at any time CAI is the Servicer, any event of default (not cured or waived within ten (10) Business Days) under (A) the Retailer Credit Agreement, (B) any inventory financing agreement between any lender and the Servicer, the Parent, any Seller or the Initial Seller, or (C) any indenture, credit or loan agreement or other agreement or instrument of any kind pursuant to which Indebtedness of the Servicer, the Parent, any Seller or the Initial Seller in an aggregate principal amount in excess of $1,000,000 is outstanding or by which the same is evidenced, shall have occurred and be continuing;

          (k) the Trustee shall, for any reason, fail or cease to have a valid and perfected first priority security interest in the Receivables and Related Security, and any other Issuer assets in the Trust Estate free and clear of any Adverse Claims (and, solely with respect to the Collections and proceeds with respect to the foregoing or other proceeds of any item of collateral described above, to the extent provided in Section 9-315 of the UCC);

          (l) the Coverage Test is not satisfied or the Required Reserve Amount cannot increase as a result of the limitation in the second proviso in the definition thereof and in either case such condition continues unremedied for three (3) Business Days;

          (m) the imposition of (i) non de-minimis tax liens against the Issuer, (ii) tax liens against any Seller or the Initial Seller unless such lien would not have a Material Adverse Effect and has been released within thirty
(30) days of the earlier of (a) the date such Seller or the Initial Seller has knowledge of the imposition of such tax lien or (b) the date on which such Seller or the Initial Seller receives notice of the imposition of such tax lien, and (iii) ERISA liens against the Issuer, the Initial Seller or any Seller;

          (n)  there shall have occurred a Change in Control;

          (o) the Servicer shall become unable for any reason to transfer the Collections on, or other proceeds of, Receivables to the Issuer in accordance with the provisions of this Series Supplement;

          (p) the occurrence and continuation of a Purchase Termination Event under and as defined in the Purchase Agreement; or

          (q) the failure of the Issuer to pay when due any amount due with respect to any Indebtedness to which it is a party (other than Issuer Obligations);

then, (i) in the case of any event described in subparagraph (a), (b), (e), (h),
(j), (k), (l), (m), (n), (p) or (q) after the applicable grace period, if any, set forth in such subparagraphs, Holders of Notes (voting together without regard to class) representing at least 51% of the aggregate Note Principal of all Notes by written notice to the Trustee, the Issuer and the Servicer may declare that the Rapid Pay Out Commencement Date has occurred as of the date of such notice and (ii) in the case of an event described in subparagraphs (c),
(d), (f), (g), (i) or (o) or, three (3) Business Days following the occurrence and continuation of an event described in subparagraph (l), the Rapid Pay Out Commencement Date shall occur without any notice or other action on the part of any party hereto immediately upon the occurrence of such event.

          Notwithstanding anything to the contrary in the Base Indenture, no Series 2002-B Pay Out Event may be amended, waived or deleted, and no new Series 2002-B Series Pay Out Event may be added, without the prior consent of the Required Persons for Series 2002-B.

     SECTION 10. Article 7 of the Base Indenture. Article 7 of the Base Indenture shall read in its entirety as follows:

                                    ARTICLE 7

                  REPRESENTATIONS AND WARRANTIES OF THE ISSUER

     SECTION 7.1 Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to the Trustee and each of the Secured Parties that:

          (a) Organization and Good Standing, etc. The Issuer has been duly organized and is validly existing and in good standing under the laws of its state of Texas, with power and authority to own its properties and to conduct its respective businesses as such properties are presently owned and such business is presently conducted. The Issuer is not organized under the laws of any other jurisdiction or governmental authority. The Issuer is duly licensed or qualified to do business as a foreign entity in good standing in the jurisdiction where its principal place of business and chief executive office is located and in each other jurisdiction in which the failure to be so licensed or qualified would be reasonably likely to have a Material Adverse Effect.

          (b) Power and Authority; Due Authorization. The Issuer has (a) all necessary power, authority and legal right to (i) execute, deliver and perform its obligations under this Indenture and each of the other Transaction Documents to which it is a party and (b) duly authorized, by all necessary action, the execution, delivery and performance of this Indenture and the other Transaction Documents to which it is a party and the borrowing, and the granting of security therefor, on the terms and conditions provided herein.

          (c) No Violation. The consummation of the transactions contemplated by this Indenture and the other Transaction Documents and the fulfillment of the terms hereof will not (a) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, (i) the organizational documents of the Issuer or (ii) any indenture, loan agreement, pooling and servicing agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument to which the Issuer is a party or by which it or its properties is bound, (b) result in or require the creation or imposition of any Adverse Claim upon its properties pursuant to the terms of any such indenture, loan agreement, pooling and servicing agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument, other than pursuant to the terms of the Transaction Documents, or (c) violate any law or any order, rule, or regulation applicable to the Issuer or of any court or of any federal, state or foreign regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Issuer or any of its respective properties.

          (d) Validity and Binding Nature. This Indenture is, and the other Transaction Documents to which it is a party when duly executed and delivered by the Issuer and the other parties thereto will be, the legal, valid and binding obligation of the Issuer enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and by general principles of equity.

          (e) Government Approvals. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body required for the due execution, delivery or performance by the Issuer of any Transaction

Document to which it is a party remains unobtained or unfiled, except for the filing of the UCC financing statements referred to in Section 15.4.

          (f)  [Reserved].

          (g) Margin Regulations. The Issuer is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds with respect to the sale of the Notes, directly or indirectly, will be used for a purpose that violates, or would be inconsistent with, Regulations T, U and X promulgated by the Federal Reserve Board from time to time.

          (h) Perfection. (i) Immediately preceding the Closing Date and the date of each recomputation of the Investor Interest, the Issuer shall be the owner of all of the Receivables and Related Security and Collections and proceeds with respect thereto, free and clear of all Adverse Claims. On or prior to the Initial Closing Date and the date of each recomputation of the Investor Interest, all financing statements and other documents required to be recorded or filed in order to perfect and protect the the assets of the Trust Estate against all creditors (other than Secured Parties) of, and purchasers (other than Secured Parties) from, the Issuer, each Seller and the Initial Seller will have been (or will be within ten (10) days of the Initial Closing Date) duly filed in each filing office necessary for such purpose, and all filing fees and taxes, if any, payable in connection with such filings shall have been (or will be within ten (10) days of the Initial Closing Date) paid in full;

               (ii) the Indenture constitutes a valid grant of a security interest to the Trustee for the benefit of the Purchasers and the other Secured Parties in all right, title and interest of the Issuer in the Receivables, the Related Security and Collections and proceeds with respect thereto and all other assets of the Trust Estate, now existing or hereafter created or acquired. Accordingly, to the extent the UCC applies with respect to the perfection of such security interest, upon the filing of any financing statements described in
          Article 8 of the Indenture, and, solely with respect to the Related Security, to the extent required for perfection under the relevant UCC, the delivery of possession of all instruments, if any, included in such Related Security to the Servicer), the Trustee shall have a first priority perfected security interest in such property and the proceeds thereof (to the extent provided in Section 9-315), subject to Permitted Encumbrances and, to the extent the UCC does not apply to the perfection of such security interest, all notices, filings and other actions required by all applicable law have been taken to perfect and protect such security interest or lien against and prior to all Adverse Claims with respect to the relevant Receivables, Related Security and Collections and proceeds with respect thereto and all other assets of the Trust Estate. Except as otherwise specifically provided in the Transaction Documents, neither the

          Issuer nor any Person claiming through or under the Issuer has any claim to or interest in the Collection Account; and

                   (iii) immediately prior to, and after giving effect to, the initial purchase of the Notes, the Issuer will be Solvent.

          (i) Offices. The principal place of business and chief executive office of the Issuer is located at the address referred to in Section 15.4 (or at such other locations, notified to the Trustee in jurisdictions where all action required thereby has been taken and completed).

          (j) Tax Status. The Issuer has filed all tax returns (Federal, State and local) required to be filed by it and has paid or made adequate provision for the payment of all taxes, assessments and other governmental charges then due and payable (including for such purposes, the setting aside of appropriate reserves for taxes, assessments and other governmental charges being contested in good faith).

          (k) Use of Proceeds. No proceeds of any Notes will be used by the Issuer to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

          (l)  Compliance with Applicable Laws; Licenses, etc.

               (i) The Issuer is in compliance with the requirements of all applicable laws, rules, regulations, and orders of all governmental authorities, a breach of any of which, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect.

               (ii) The Issuer has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain would be reasonably likely to have a Material Adverse Effect.

          (m)  No Proceedings. Except as described in Schedule 1,

               (i) there is no order, judgment, decree, injunction, stipulation or consent order of or with any court or other government authority to which the Issuer is subject, and there is no action, suit, arbitration, regulatory proceeding or investigation pending, or, to the knowledge of the Issuer, threatened, before or by any court, regulatory body, administrative agency or other tribunal or governmental instrumentality, against the Issuer that, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect; and

               (ii) there is no action, suit, proceeding, arbitration, regulatory or governmental investigation, pending or, to the knowledge of the Issuer, threatened, before or by any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (A) asserting the invalidity of this Indenture, the Notes or any other Transaction Document, (B) seeking to prevent the issuance of the Notes pursuant hereto or the consummation of any of the other transactions contemplated by this Indenture or any other Transaction Document or (C) seeking to adversely affect the federal income tax attributes of the Issuer.

          (n) Investment Company Act, Etc. The Issuer is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company", of a "holding company", or an "affiliate" of a "holding company", or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          (o) Eligible Receivables. Each Receivable included as an Eligible Receivable in any Monthly Servicer Report shall be an Eligible Receivable as of the date so included. Each Receivable, including Subsequently Purchased Receivables, purchased by the Issuer on any Purchase Date shall be an Eligible Receivable as of such Purchase Date unless otherwise specified to the Trustee in writing prior to such Purchase Date.

          (p) Receivables Schedule. The Receivable File is a true and correct schedule of the Receivables included in the Trust Estate.

          (q) ERISA. (i) Each of the Issuer and its ERISA Affiliates is in compliance in all material respects with ERISA unless any failure to so comply could not reasonably be expected to have a Material Adverse Effect and (ii) no Lien exists in favor of the Pension Benefit Guaranty Corporation on any of the Receivables. No ERISA Event has occurred with respect to Title IV Plans of the Issuer. No ERISA Event has occurred with respect to Title IV plans of the Issuer's ERISA Affiliates that have an aggregate Unfunded Pension Liability equal to or greater than $1,000,000.

          (r) Accuracy of Information. All information heretofore furnished by, or on behalf of, the Issuer to the Trustee or any of the Noteholders in connection with any Transaction Document, or any transaction contemplated thereby, is true and accurate in every material respect (without omission of any information necessary to prevent such information from being materially misleading).

          (s) No Material Adverse Change. Since January 31, 2002, there has been no material adverse change in the collectibility of the Receivables or the Issuer's (i) financial condition, business, operations or prospects or (ii) ability to perform its obligations under any Transaction Document.

          (t) Trade Names and Subsidiaries. Set forth on Schedule 2 hereto is a complete list of trade names of the Issuer for the six year period preceding the Closing Date. The Issuer has no Subsidiaries and does not own or hold, directly or indirectly, any equity interest in any Person.

          (u) Notes. The Notes have been duly and validly authorized, and, when executed and authenticated in accordance with the terms of the Indenture, and delivered to and paid for in accordance with each of the Note Purchase Agreements, will be duly and validly issued and outstanding and will be entitled to the benefits of the Indenture.

          (v) Sales by Sellers or the Initial Seller. (a) Each sale of Receivables by any Seller or the Initial Seller to the Issuer shall have been effected under, and in accordance with the terms of, the Purchase Agreement, including the payment by the Issuer to such Seller or the Initial Seller of an amount equal to the purchase price therefor as described in the Purchase Agreement, and each such sale shall have been made for "reasonably equivalent value" (as such term is used under Section 548 of the Federal Bankruptcy Code) and not for or on account of "antecedent debt" (as such term is used under Section 547 of the Federal Bankruptcy Code) owed by the Issuer to such Seller or the Initial Seller.

     SECTION 7.2 Reaffirmation of Representations and Warranties by the Issuer. On the Closing Date and on each Business Day, the Issuer shall be deemed to have certified that all representations and warranties described in Section
7.1 hereof are true and correct on and as of such day as though made on and as of such day (except to the extent they relate to an earlier date or later time, and then as of such earlier date or later time).

     SECTION 11.    [Reserved].

     SECTION 12.    [Reserved].

     SECTION 13. Counterparts. This Series Supplement may be executed in any number of counterparts, and by different parties in separate counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

     SECTION 14. Governing Law. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES TO THIS SERIES SUPPLEMENT AND EACH NOTEHOLDER HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR

THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HERETO AND EACH NOTEHOLDER HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

     SECTION 15. Waiver of Trial by Jury. To the extent permitted by applicable law, each of the parties hereto and each of the Noteholders irrevocably waives all right of trial by jury in any action, proceeding or counterclaim arising out of or in connection with this Series Supplement or the Transaction Documents or any matter arising hereunder or thereunder.

     SECTION 16. No Petition. The Trustee, by entering into this Series Supplement and each Noteholder, by accepting a Note hereby covenant and agree that they will not prior to the date which is one year and one day after payment in full of the last maturing Note of any Series and termination of the Indenture institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Noteholders, the Servicing Agreement, the Base Indenture or this Series Supplement.

     SECTION 17. Rights of the Trustee. The rights, privileges and immunities afforded to the Trustee under the Base Indenture shall apply hereunder as if fully set forth herein.

                            [signature page follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Series Supplement to be duly executed by their respective officers as of the day and year first above written.

                                        CONN FUNDING II, L.P., as Issuer

                                        By:   Conn Funding II GP, L.L.C.,
                                              its general partner


                                        By: /s/ David R. Atnip
                                           -------------------------------------
                                              Name:  David R. Atnip
                                              Title: Secretary/Treasurer


                                        WELLS FARGO BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, not in its individual
                                        capacity, but solely as Trustee


                                        By: /s/ Marianna C. Stershic
                                           -------------------------------------
                                              Name:  Marianna Stershic
                                              Title: Vice President


                                       S-1              Series 2002-B Supplement

                                                                     EXHIBIT A-1


                                     FORM OF
                             RESTRICTED GLOBAL NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THIS NOTE MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY (1) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S UNDER THE SECURITIES
ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT,
(3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR
(4) IN A TRANSACTION OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER JURISDICTION AND BASED ON AN OPINION OF COUNSEL IF THE ISSUER OR TRANSFER AGENT AND REGISTRAR SO REQUEST, IN EACH SUCH CASE, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY TRANSFEREE FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

BY ACQUIRING THIS NOTE, EACH PURCHASER WILL BE DEEMED TO HAVE REPRESENTED, WARRANTED AND COVENANTED EITHER THAT (A) IT IS NOT AN "EMPLOYEE BENEFIT PLAN" SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A "PLAN" DESCRIBED IN

                                    A-1-1               Series 2002-B Supplement

SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AN ENTITY DEEMED TO HOLD "PLAN ASSETS" OF ANY OF THE FOREGOING BY REASON OF INVESTMENT BY AN "EMPLOYEE BENEFIT PLAN" OR "PLAN" IN SUCH ENTITY, OR A GOVERNMENTAL PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE OR (B) ITS PURCHASE AND HOLDING OF THIS NOTE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN, ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW).

THE INDENTURE (AS DEFINED BELOW) CONTAINS FURTHER RESTRICTIONS ON THE TRANSFER AND RESALE OF THIS NOTE. EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS NOTE, SUBJECT TO THE FOREGOING RESTRICTIONS ON TRANSFERABILITY. IN ADDITION, EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE.

BY ACCEPTANCE HEREOF, THE HOLDER OF THIS NOTE AGREES TO THE TERMS AND CONDITIONS SET FORTH IN THE INDENTURE AND HEREIN.

EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.


                                    A-1-2               Series 2002-B Supplement

No. R144A-1                                                         $120,000,000
                                                           CUSIP No. 207415 AA 8
                                                               ISIN US207415AA81

                       SEE REVERSE FOR CERTAIN DEFINITIONS

          THE PRINCIPAL OF THIS CLASS A NOTE MAY BE PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                              CONN FUNDING II, L.P.

     4.469% ASSET BACKED FIXED RATE NOTES, CLASS A, SERIES 2002-B

          Conn Funding II, L.P., a limited partnership organized and existing under the laws of the State of Texas (herein referred to as the "Issuer"), for value received, hereby promises to pay Cede & Co., or registered assigns, the principal sum set forth above or such other principal sum set forth on Schedule A attached hereto (which sum shall not exceed $120,000,000), payable on each Payment Date after the end of the Revolving Period (as defined in the Series 2002-B Supplement) in an amount equal to the Monthly Principal, as defined in
Section 5.13 of the Series 2002-B Supplement, dated as of September 1, 2002 (as amended, supplemented or otherwise modified from time to time, the "Series 2002-B Supplement"), between the Issuer and the Trustee to the Base Indenture (described below); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on May 21, 2012 (the "Legal Final Payment Date"). The Issuer will pay interest on this Class A Note at the Note Rate (as defined in the Series 2002-B Supplement) on each Payment Date until the principal of this Class A Note is paid or made available for payment, on the average daily outstanding principal balance of this Class A Note during the related Interest Period (as defined in the Series 2002-B Supplement). Interest will be computed on the basis set forth in the Indenture. Such principal of and interest on this Class A Note shall be paid in the manner specified on the reverse hereof. The aggregate principal sum of the Regulations S Global Notes and the Restricted Global Note shall not exceed $120,000,000.

          The Class A Notes are subject to optional redemption in accordance with the Indenture on or after any Payment Date on which the Investor Interest is reduced to an amount less than or equal to 10% of the Initial Note Principal.

          The principal of and interest on this Class A Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                                    A-1-3               Series 2002-B Supplement

          Reference is made to the further provisions of this Class A Note set forth on the reverse hereof and to the Indenture, which shall have the same effect as though fully set forth on the face of this Class A Note.

          Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                    A-1-4               Series 2002-B Supplement

          IN WITNESS WHEREOF, the Issuer, has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

                                        CONN FUNDING II, L.P.

                                        By:   Conn Funding II GP, L.L.C.,
                                              its general partner


                                        By:
                                           -------------------------------------
                                        Authorized Officer


Attested to:

By:
   ---------------------------
       Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

          This is one of the Class A Notes referred to in the within mentioned Series 2002-B Supplement.

                                        WELLS FARGO BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, not in its individual
                                        capacity, but solely as Trustee

                                        By
                                          --------------------------------------
                                                    Authorized Officer


                                    A-1-5               Series 2002-B Supplement

                                [REVERSE OF NOTE]

          This Class A Note is one of a duly authorized issue of Class A Notes of the Issuer, designated as its 4.469% Asset Backed Fixed Rate Notes, Class A, Series 2002-B (herein called the "Class A Notes"), all issued under the Series 2002-B Supplement to the Base Indenture dated as of September 1, 2002 (such Base Indenture, as supplemented by the Series 2002-B Supplement and supplements relating to other series of notes, as supplemented or amended, is herein called the "Indenture"), between the Issuer and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee (the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Class A Noteholders. The Class A Notes are subject to all terms of the Indenture. All terms used in this Class A Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

          Principal of the Class A Notes will be payable on each Payment Date after the end of the Revolving Period as described on the face hereof and may be prepaid as set forth in the Indenture. "Payment Date" means the twentieth day of each calendar month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing on October 21, 2002.

          All principal payments on the Class A Notes shall be made pro rata to the Class A Noteholders entitled thereto.

          Subject to certain limitations set forth in the Indenture, payments of interest on this Class A Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Class A Note, shall be made by wire transfer in immediately available funds to the Person whose name appears as the Class A Noteholder on the Note Register as of the close of business on each Record Date without requiring that this Class A Note be submitted for notation of payment. Any reduction in the principal amount of this Class A Note effected by any payments made on any Payment Date or date of prepayment shall be binding upon all future Class A Noteholders and of any Class A Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted on Schedule A attached hereto. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A Note on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class A Note at the Trustee's principal Corporate Trust Office or at the office of the Trustee's agent appointed for such purposes located in the City of New York.

          On any redemption, purchase, exchange or cancellation of any of the beneficial interests represented by this Restricted Global Note, details of such redemption, purchase,

                                    A-1-6               Series 2002-B Supplement
exchange or cancellation shall be entered by the Paying Agent in Schedule A hereto recording any such redemption, purchase, exchange or cancellation. Upon any such redemption, purchase, exchange or cancellation, the principal amount of this Restricted Global Note and the beneficial interests represented by the Restricted Global Note shall be reduced or increased, as appropriate, by the principal amount so redeemed, purchased, exchanged or cancelled.

          Each Class A Noteholder, by acceptance of a Class A Note, covenants and agrees that by accepting the benefits of the Indenture that such Class A Noteholder will not prior to the date which is one year and one day after the payment in full of the last maturing note of any Series and the termination of the Indenture institute against the Issuer or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Transaction Documents.

          Each Class A Noteholder, by acceptance of a Class A Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will treat such Note as indebtedness for all Federal, state and local income and franchise tax purposes.

          Prior to the due presentment for registration of transfer of this Class A Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class A Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

          As provided in the Indenture, no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer under the Indenture, including this Class A Note, against any Seller, the Initial Seller, the Servicer, the Trustee or any partner, owner, incorporator, beneficiary, beneficial owner, agent, officer, director, employee, shareholder or agent of the Issuer, any Seller, the Initial Seller, the Servicer or the Trustee except as any such Person may have expressly agreed.

          The term "Issuer" as used in this Class A Note includes any successor to the Issuer under the Indenture.

          The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Noteholders under the Indenture.

          The Class A Notes are issuable only in registered form as provided in the Indenture in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                                    A-1-7               Series 2002-B Supplement

          This Class A Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

          No reference herein to the Indenture and no provision of this Class A Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A Note.


                                    A-1-8               Series 2002-B Supplement

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee


          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________________

                         (name and address of assignee)

the within Class A Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________, attorney, to transfer said Class A Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                       /1/
      -------------------                     ----------------------------------
                                                           Signature Guaranteed:


--------------------------------------------------------------------------------
                              ----------------

----------
/1/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                    A-1-9               Series 2002-B Supplement

                                                                      SCHEDULE A

                              SCHEDULE OF EXCHANGES
                 BETWEEN THE TEMPORARY REGULATION S GLOBAL NOTE
                  OR THE PERMANENT REGULATION S GLOBAL NOTE AND
                   THIS RESTRICTED GLOBAL NOTE, OR REDEMPTIONS
                         OR PURCHASES AND CANCELLATIONS

The following increases or decreases in principal amount of this Restricted Global Note or redemptions, purchases or cancellation of this Restricted Global Note have been made:

------------------------------------------------------------------------------------------------------------
Date of exchange, or    Increase or decrease in          Remaining principal amount    Notation made by or
redemption or           principal amount of this         of this Restricted Global     on behalf of the
purchase or             Restricted Global Note due to    Note following such           Issuer
cancellation            exchanges between the            exchange, or redemption or
                        Temporary Regulation S Global    purchase or cancellation
                        Note or the Permanent
                        Regulation S Global Note and
                        this Restricted Global Note
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

                                      A-1-10            Series 2002-B Supplement

                                                                     EXHIBIT A-2

                                     FORM OF
                       TEMPORARY REGULATION S GLOBAL NOTE

     THIS GLOBAL NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS TEMPORARY REGULATION S GLOBAL NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THIS NOTE MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY (1) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (4) IN A TRANSACTION OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER JURISDICTION AND BASED ON AN OPINION OF COUNSEL IF THE ISSUER OR TRANSFER AGENT AND REGISTRAR SO REQUEST, IN EACH SUCH CASE, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY TRANSFEREE FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

                                      A-2-1             Series 2002-B Supplement

     BY ACQUIRING THIS NOTE, EACH PURCHASER WILL BE DEEMED TO HAVE REPRESENTED, WARRANTED AND COVENANTED EITHER THAT (A) IT IS NOT AN "EMPLOYEE BENEFIT PLAN" SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A "PLAN" DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AN ENTITY DEEMED TO HOLD "PLAN ASSETS" OF ANY OF THE FOREGOING BY REASON OF INVESTMENT BY AN "EMPLOYEE BENEFIT PLAN" OR "PLAN" IN SUCH ENTITY, OR A GOVERNMENTAL PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR
SECTION 4975 OF THE CODE OR (B) ITS PURCHASE AND HOLDING OF THIS NOTE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN, ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW).

     THE INDENTURE CONTAINS FURTHER RESTRICTIONS ON THE TRANSFER AND RESALE OF THIS NOTE. EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS NOTE, SUBJECT TO THE FOREGOING RESTRICTIONS ON TRANSFERABILITY. IN ADDITION, EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE.

     BY ACCEPTANCE HEREOF, THE HOLDER OF THIS NOTE AGREES TO THE TERMS AND CONDITIONS SET FORTH IN THE INDENTURE AND HEREIN.

                                      A-2-2             Series 2002-B Supplement

No. TREGS-1                                                         $120,000,000
                                                           CUSIP No. U20772 AA 4
                                                               ISIN USU20772AA47

                       SEE REVERSE FOR CERTAIN DEFINITIONS

          THE PRINCIPAL OF THIS CLASS A NOTE MAY BE PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                              CONN FUNDING II, L.P.

          4.469% ASSET BACKED FIXED RATE NOTES, CLASS A, SERIES 2002-B

          Conn Funding II, L.P., a limited partnership organized and existing under the laws of the State of Texas (herein referred to as the "Issuer"), for value received, hereby promises to pay Cede & Co., or registered assigns, the principal sum set forth above or such other principal sum set forth on Schedule A attached hereto (which sum shall not exceed $120,000,000), payable on each Payment Date after the end of the Revolving Period (as defined in the Series 2002-B Supplement) in an amount equal to the Monthly Principal, as defined in
Section 5.13 of the Series 2002-B Supplement, dated as of September 1, 2002 (as amended, supplemented or otherwise modified from time to time, the "Series 2002-B Supplement"), between the Issuer and the Trustee to the Base Indenture (described below); provided, however, that the entire unpaid principal amount of this Class A Note shall be due and payable on May 21, 2012 (the "Legal Final Payment Date"). The Issuer will pay interest on this Class A Note on each Payment Date at the Note Rate (as defined in the Series 2002-B Supplement) on each Payment Date until the principal of this Class A Note is paid or made available for payment, on the average daily outstanding principal balance of this Class A Note during the related Interest Period (as defined in the Series 2002-B Supplement). Interest will be computed on the basis set forth in the Indenture. Such principal of and interest on this Class A Note shall be paid in the manner specified on the reverse hereof. The aggregate principal sum of the Regulation S Global Notes and the Restricted Global Note shall not exceed $120,000,000.

          The Class A Notes are subject to optional redemption in accordance with the Indenture on or after any Payment Date on which the Investor Interest is reduced to an amount less than or equal to 10% of the Initial Note Principal.

          The principal of and interest on this Class A Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                                      A-2-3             Series 2002-B Supplement

          Reference is made to the further provisions of this Class A Note set forth on the reverse hereof and to the Indenture, which shall have the same effect as though fully set forth on the face of this Class A Note.

          Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                                      A-2-4             Series 2002-B Supplement

          IN WITNESS WHEREOF, the Issuer, has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

                                             CONN FUNDING II, L.P.


                                             By:  Conn Funding II GP, L.L.C.,
                                                  its general partner


                                             By:
                                                --------------------------------
                                             Authorized Officer

Attested to:


By:
   -----------------------------
        Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

          This is one of the Class A Notes referred to in the within mentioned Series 2002-B Supplement.

                                             WELLS FARGO BANK MINNESOTA,
                                             NATIONAL ASSOCIATION, not in its
                                             individual capacity, but solely as
                                             Trustee


                                             By
                                                --------------------------------
                                                       Authorized Officer

                                      A-2-5             Series 2002-B Supplement

                                [REVERSE OF NOTE]

          This Class A Note is one of a duly authorized issue of Class A Notes of the Issuer, designated as its 4.469% Asset Backed Fixed Rate Notes, Class A, Series 2002-B (herein called the "Class A Notes"), all issued under the Series 2002-B Supplement to the Base Indenture dated as of September 1, 2002 (such Base Indenture, as supplemented by the Series 2002-B Supplement and supplements relating to other series of notes, as supplemented or amended, is herein called the "Indenture"), between the Issuer and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee (the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of the Class A Notes. The Class A Notes are subject to all terms of the Indenture. All terms used in this Class A Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

          Principal of the Class A Notes will be payable on each Payment Date after the end of the Revolving Period as described on the face hereof and may be prepaid as set forth in the Indenture. "Payment Date" means the twentieth day of each calendar month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing on October 21, 2002.

          All principal payments on the Class A Notes shall be made pro rata to the Class A Noteholders entitled thereto.

          Subject to certain limitations set forth in the Indenture, payments of interest on this Class A Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Class A Note, shall be made by wire transfer in immediately available funds to the Person whose name appears as the Class A Noteholder on the Note Register as of the close of business on each Record Date without requiring that this Class A Note be submitted for notation of payment. Any reduction in the principal amount of this Class A Note effected by any payments made on any Payment Date or date of prepayment shall be binding upon all future Class A Noteholders and of any Class A Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted on Schedule A attached hereto. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A Note on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class A Note at the Trustee's principal Corporate Trust Office or at the office of the Trustee's agent appointed for such purposes located in the City of New York.

          Any interest in a Class A Note evidenced by this Temporary Regulation S Global Note is exchangeable for an interest in a Permanent Regulation S Global Note upon the later of (i) the Exchange Date and (ii) the furnishing of a certificate, the form of which is attached as Exhibit C-2 to the Series 2002-B Supplement. Interests in this Temporary Regulation S Global Note are

                                      A-2-6             Series 2002-B Supplement
exchangeable for interests in a Permanent Regulation S Global Note or a Restricted Global Note only upon presentation of the applicable certificate required by Section 6 of the Series 2002-B Supplement to the Base Indenture. Upon exchange of all interests in this Temporary Regulation S Global Note for interests in the Permanent Regulation S Global Note and/or the Restricted Global Note, the Trustee shall cancel this Temporary Regulation S Global Note.

          Until the provision of the certifications required by Section 6 of the Series 2002-B Supplement, beneficial interests in a Regulation S Global Note may only be held through Euroclear or Clearstream or another agent member of Euroclear or Clearstream acting for and on behalf of them.

          On any redemption, purchase, exchange or cancellation of any of the beneficial interests represented by this Temporary Regulation S Global Note, details of such redemption, purchase, exchange or cancellation shall be entered by the Paying Agent in Schedule A hereto recording any such redemption, purchase, exchange or cancellation and shall be signed on by or on behalf of the Issuer. Upon any such redemption, purchase, exchange or cancellation, the principal amount of this Temporary Regulation S Global Note and the beneficial interests represented by the Permanent Regulation S Global Note shall be reduced or increased, as appropriate, by the principal amount so redeemed, purchased, exchanged or cancelled.

          Each Class A Noteholder, by acceptance of a Class A Note, covenants and agrees that by accepting the benefits of the Indenture that such Class A Noteholder will not prior to the date which is one year and one day after the payment in full of the last maturing note of any Series and the termination of the Indenture institute against the Issuer or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United Stated Federal or state bankruptcy or similar law in connection with any obligations relating to the Class A Notes, the Indenture or the Transaction Documents.

          Each Class A Noteholder, by acceptance of a Class A Note, covenants and agrees that by accepting the benefits of the Indenture that such Class A Noteholder will treat such Class A Note as indebtedness for all federal, state and local income and franchise tax purposes.

          Prior to the due presentment for registration of transfer of this Class A Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class A Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

          As provided in the Indenture, no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer under the Indenture, including this Class A Note, against any Seller, the Initial Seller, the Servicer, the Trustee or any partner, owner, incorporator, beneficiary,

                                      A-2-7             Series 2002-B Supplement
beneficial owner, agent, officer, director, employee, shareholder or agent of the Issuer, any Seller, the Initial Seller, the Servicer or the Trustee except as any such Person may have expressly agreed.

          The term "Issuer" as used in this Class A Note includes any successor to the Issuer under the Indenture.

          The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Noteholders under the Indenture.

          The Class A Notes are issuable only in registered form as provided in the Indenture in denominations as provided in the Indenture, subject to certain limitations therein set forth.

          This Class A Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

          No reference herein to the Indenture and no provision of this Class A Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A Note.

                                      A-2-8             Series 2002-B Supplement

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _____________________________________

                         (name and address of assignee)

the within Class A Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________, attorney, to transfer said Class A Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated:                                                                       /2/
     ----------------                        -----------------------------------
                                                           Signature Guaranteed:

--------------------------------------------------------------------------------
                                ----------------

----------
/2/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class A Note in every particular, without alteration, enlargement or any change whatsoever.

                                      A-2-9             Series 2002-B Supplement

                                                                      SCHEDULE A

                              SCHEDULE OF EXCHANGES
                     FOR NOTES REPRESENTED BY THE TEMPORARY
           REGULATION S GLOBAL NOTE, THE PERMANENT REGULATION S GLOBAL
              NOTE OR THE RESTRICTED GLOBAL NOTE, OR REDEMPTIONS OR
                           PURCHASES AND CANCELLATIONS

The following exchanges of a part of this Temporary Regulation S Global Note for the Permanent Regulation S Global Note or the Restricted Global Note or an exchange of a part of the Restricted Global Note for a part of this Temporary Regulation S Global Note, in whole or in part, or redemptions, purchases or cancellation of this Temporary Regulation S Global Note have been made:

--------------------------------------------------------------------------------------------------------------------------
Date of exchange, or   Part of principal     Part of principal    Remaining           Amount of interest    Notation
redemption or          amount of this        amount of the        principal amount    paid with delivery    made by or
purchase or            Temporary             Regulation S         of this Temporary   of the Permanent      on behalf of
cancellation           Regulation S Global   Global Note          Regulation S        Regulation S Global   the Issuer
                       Note exchanged for    exchanged for        Global Note         Note
                       Notes represented     Notes represented    following such
                       by the Permanent      by this Temporary    exchange, or
                       Regulation S Global   Regulation S         redemption or
                       Note or the           Global Note          purchase or
                       Restricted Global                          cancellation
                       Note, or redeemed
                       or purchased or
                       cancelled
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

                                      A-2-10            Series 2002-B Supplement

                                                                     EXHIBIT A-3

                                     FORM OF
                       PERMANENT REGULATION S GLOBAL NOTE

     THIS GLOBAL NOTE IS A PERMANENT GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS PERMANENT GLOBAL NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THIS NOTE MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY (1) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (4) IN A TRANSACTION OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER JURISDICTION AND BASED ON AN OPINION OF COUNSEL IF THE ISSUER OR TRANSFER AGENT AND REGISTRAR SO REQUEST, IN EACH SUCH CASE, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY TRANSFEREE FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

                                      A-3-1             Series 2002-B Supplement

     BY ACQUIRING THIS NOTE, EACH PURCHASER WILL BE DEEMED TO HAVE REPRESENTED, WARRANTED AND COVENANTED EITHER THAT (A) IT IS NOT AN "EMPLOYEE BENEFIT PLAN" SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A "PLAN" DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AN ENTITY DEEMED TO HOLD "PLAN ASSETS" OF ANY OF THE FOREGOING BY REASON OF INVESTMENT BY AN "EMPLOYEE BENEFIT PLAN" OR "PLAN" IN SUCH ENTITY, OR A GOVERNMENTAL PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR
SECTION 4975 OF THE CODE OR (B) ITS PURCHASE AND HOLDING OF THIS NOTE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN, ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW).

     THE INDENTURE CONTAINS FURTHER RESTRICTIONS ON THE TRANSFER AND RESALE OF THIS NOTE. EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS NOTE, SUBJECT TO THE FOREGOING RESTRICTIONS ON TRANSFERABILITY. IN ADDITION, EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE.

     BY ACCEPTANCE HEREOF, THE HOLDER OF THIS NOTE AGREES TO THE TERMS AND CONDITIONS SET FORTH IN THE INDENTURE AND HEREIN.

                                      A-3-2             Series 2002-B Supplement

No. REGS-1                                                          $120,000,000
                                                           CUSIP No. U20772 AA 4
                                                               ISIN USU20772AA47

                       SEE REVERSE FOR CERTAIN DEFINITIONS

          THE PRINCIPAL OF THIS CLASS A NOTE MAY BE PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                              CONN FUNDING II, L.P.

          4.469% ASSET BACKED FIXED RATE NOTES, CLASS A, SERIES 2002-B

          Conn Funding II, L.P., a limited partnership organized and existing under the laws of the State of Texas (herein referred to as the "Issuer"), for value received, hereby promises to pay Cede & Co., or registered assigns, the principal sum set forth above or such other principal amount set forth on Schedule A attached hereto (which sum shall not exceed $120,000,000), payable on each Payment Date after the end of the Revolving Period (as defined in the Series 2002-B Supplement) in an amount equal to the Monthly Principal, as defined in Section 5.13 of the Series 2002-B Supplement, dated as of September 1, 2002 (as amended, supplemented or otherwise modified from time to time, the "Series 2002-B Supplement"), between the Issuer and the Trustee to the Base Indenture (described below); provided, however, that the entire unpaid principal amount of this Class A Note shall be due and payable on May 21, 2012 (the "Legal Final Payment Date"). The Issuer will pay interest on this Class A Note on each Payment Date at the Note Rate (as defined in the Series 2002-B Supplement) on each Payment Date until the principal of this Class A Note is paid or made available for payment, on the average daily outstanding principal balance of this Class A Note during the related Interest Period (as defined in the Series 2002-B Supplement). Interest will be computed on the basis set forth in the Indenture. Such principal of and interest on this Class A Note shall be paid in the manner specified on the reverse hereof. The aggregate principal sum of the Regulation S Global Notes and the Restricted Global Note shall not exceed $120,000,000.

          The Class A Notes are subject to optional redemption in accordance with the Indenture on or after any Payment Date on which the Investor Interest is reduced to an amount less than or equal to 10% of the Initial Note Principal.

          The principal of and interest on this Class A Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                                      A-3-3             Series 2002-B Supplement

          Reference is made to the further provisions of this Class A Note set forth on the reverse hereof and to the Indenture, which shall have the same effect as though fully set forth on the face of this Class A Note.

          Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                                      A-3-4             Series 2002-B Supplement

          IN WITNESS WHEREOF, the Issuer, has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

                                             CONN FUNDING II, L.P.

                                             By:  Conn Funding II GP, L.L.C.,
                                                  its general partner


                                             By:
                                                --------------------------------
                                             Authorized Officer

Attested to:


By:
    ----------------------------
         Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

          This is one of the Class A Notes referred to in the within mentioned Series 2002-B Supplement.

                                             WELLS FARGO BANK MINNESOTA,
                                             NATIONAL ASSOCIATION, not in
                                             its individual capacity, but
                                             solely as Trustee

                                             By
                                               ------------------------------
                                                     Authorized Officer


                                      A-3-5             Series 2002-B Supplement

                                [REVERSE OF NOTE]

          This Class A Note is one of a duly authorized issue of Class A Notes of the Issuer, designated as its 4.469% Asset Backed Fixed Rate Notes, Class A, Series 2002-B (herein called the "Class A Notes"), all issued under the Series 2002-B Supplement to the Base Indenture dated as of September 1, 2002 (such Base Indenture, as supplemented by the Series 2002-B Supplement and supplements relating to other series of notes, as supplemented or amended, is herein called the "Indenture"), between the Issuer and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee (the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Class A Noteholders. The Class A Notes are subject to all terms of the Indenture. All terms used in this Class A Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

          Principal of the Class A Notes will be payable on each Payment Date after the end of the Revolving Period as described on the face hereof and may be prepaid as set forth in the Indenture. "Payment Date" means the twentieth day of each calendar month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing on October 21, 2002.

          All principal payments on the Class A Notes shall be made pro rata to the Class A Noteholders entitled thereto.

          Subject to certain limitations set forth in the Indenture, payments of interest on this Class A Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Class A Note, shall be made by wire transfer in immediately available funds to the Person whose name appears as the Class A Noteholder on the Note Register as of the close of business on each Record Date without requiring that this Class A Note be submitted for notation of payment. Any reduction in the principal amount of this Class A Note effected by any payments made on any Payment Date or date of prepayment shall be binding upon all future Class A Noteholders and of any Class A Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted on Schedule A attached hereto. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A Note on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class A Note at the Trustee's principal Corporate Trust Office or at the office of the Trustee's agent appointed for such purposes located in the City of New York.

          On any redemption, purchase, exchange or cancellation of any of the beneficial interest represented by this Permanent Regulation S Global Note, details of such redemption, purchase, exchange or cancellation shall be entered by the Paying Agent in Schedule A hereto recording any such redemption, purchase, exchange or cancellation and shall be signed by or on

                                     A-3-6              Series 2002-B Supplement
behalf of the Issuer. Upon any such redemption, purchase, exchange or cancellation, the principal amount of this Permanent Regulation S Global Note and the beneficial interests represented by this Permanent Regulation S Global Note shall be reduced or increased, as appropriate, by the principal amount so redeemed, purchased, exchanged or cancelled.

          Each Class A Noteholder, by acceptance of a Class A Note, covenants and agrees that by accepting the benefits of the Indenture that such Class A Noteholder will not prior to the date which is one year and one day after the payment in full of the last maturing note of any Series and the termination of the Indenture institute against the Issuer or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United Stated federal or state bankruptcy or similar law in connection with any obligations relating to the Class A Notes, the Indenture or the Transaction Documents.

          Each Class A Noteholder, by acceptance of a Class A Note, covenants and agrees that by accepting the benefits of the Indenture that such Class A Noteholder will treat such Class A Note as indebtedness for all federal, state and local income and franchise tax purposes.

          Prior to the due presentment for registration of transfer of this Class A Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class A Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

          As provided in the Indenture, no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer under the Indenture, including this Class A Note, against any Seller, the Initial Seller, the Servicer, the Trustee or any partner, owner, incorporator, beneficiary, beneficial owner, agent, officer, director, employee, shareholder or agent of the Issuer, any Seller, the Initial Seller, the Servicer or the Trustee except as any such Person may have expressly agreed.

          The term "Issuer" as used in this Class A Note includes any successor to the Issuer under the Indenture.

          The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Noteholders under the Indenture.

          The Class A Notes are issuable only in registered form as provided in the Indenture in denominations as provided in the Indenture, subject to certain limitations therein set forth.

          This Class A Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                                     A-3-7              Series 2002-B Supplement

          No reference herein to the Indenture and no provision of this Class A Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A Note.

                                     A-3-8              Series 2002-B Supplement

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________

                         (name and address of assignee)

the within Class A Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________, attorney, to transfer said Class A Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                       /3/
      ------------                                   ---------------------------
                                                           Signature Guaranteed:

________________________________________________________________________________

                                  ------------


----------
/3/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class A Note in every particular, without alteration, enlargement or any change whatsoever.

                                     A-3-9              Series 2002-B Supplement

                                                                      SCHEDULE A

                              SCHEDULE OF EXCHANGES
                       BETWEEN THIS PERMANENT REGULATION S
           GLOBAL NOTE AND THE TEMPORARY REGULATION S GLOBAL NOTE AND
                          THE RESTRICTED GLOBAL NOTE,
                  OR REDEMPTIONS OR PURCHASES AND CANCELLATIONS

The following increases or decreases in the principal amount of this Permanent Regulation S Global Note or redemptions, purchases or cancellation of this Permanent Regulation S Global Note have been made:

--------------------------------------------------------------------------------
Date of exchange, or  Increases or decreases  Remaining principal  Notation made
redemption or         in principal amount     amount of this       by or on
purchase or           of this Permanent       Permanent            behalf of the
cancellation          Regulation S Global     Regulation           Issuer
                      Note due to exchanges   S Global Note
                      between the Temporary   following such
                      Regulation S Global     exchange, or
                      Note or the Restricted  redemption or
                      Global Note and this    purchase or
                      Permanent Regulation    cancellation
                      S Global Note
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     A-3-10             Series 2002-B Supplement

                                                                     EXHIBIT B-1

                                     FORM OF
                             RESTRICTED GLOBAL NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THIS NOTE MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY (1) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S UNDER THE SECURITIES
ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT,
(3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR
(4) IN A TRANSACTION OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER JURISDICTION AND BASED ON AN OPINION OF COUNSEL IF THE ISSUER OR TRANSFER AGENT AND REGISTRAR SO REQUEST, IN EACH SUCH CASE, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY TRANSFEREE FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

BY ACQUIRING THIS NOTE, EACH PURCHASER WILL BE DEEMED TO HAVE REPRESENTED, WARRANTED AND COVENANTED EITHER THAT (A) IT IS NOT AN "EMPLOYEE BENEFIT PLAN" SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A "PLAN" DESCRIBED IN SECTION

                                     B-1-1              Series 2002-B Supplement

4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AN ENTITY DEEMED TO HOLD "PLAN ASSETS" OF ANY OF THE FOREGOING BY REASON OF INVESTMENT BY AN "EMPLOYEE BENEFIT PLAN" OR "PLAN" IN SUCH ENTITY, OR A GOVERNMENTAL PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE OR (B) ITS PURCHASE AND HOLDING OF THIS NOTE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN, ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW).

THE INDENTURE (AS DEFINED BELOW) CONTAINS FURTHER RESTRICTIONS ON THE TRANSFER AND RESALE OF THIS NOTE. EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS NOTE, SUBJECT TO THE FOREGOING RESTRICTIONS ON TRANSFERABILITY. IN ADDITION, EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE.

BY ACCEPTANCE HEREOF, THE HOLDER OF THIS NOTE AGREES TO THE TERMS AND CONDITIONS SET FORTH IN THE INDENTURE AND HEREIN.

EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

                                     B-1-2              Series 2002-B Supplement

No. R144A-1                                                          $57,778,000
                                                           CUSIP No. 207415 AB 6
                                                               ISIN US207415AB64

                       SEE REVERSE FOR CERTAIN DEFINITIONS

          THE PRINCIPAL OF THIS CLASS B NOTE MAY BE PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS B NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                              CONN FUNDING II, L.P.

          5.769% ASSET BACKED FIXED RATE NOTES, CLASS B, SERIES 2002-B

          Conn Funding II, L.P., a limited partnership organized and existing under the laws of the State of Texas (herein referred to as the "Issuer"), for value received, hereby promises to pay Cede & Co., or registered assigns, the principal sum set forth above or such other principal sum set forth on Schedule A attached hereto (which sum shall not exceed $57,778,000), payable on each Payment Date after the end of the Revolving Period (as defined in the Series 2002-B Supplement) in an amount equal to the Monthly Principal, as defined in
Section 5.13 of the Series 2002-B Supplement, dated as of September 1, 2002 (as amended, supplemented or otherwise modified from time to time, the "Series 2002-B Supplement"), between the Issuer and the Trustee to the Base Indenture (described below); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on May 21, 2012 (the "Legal Final Payment Date"). The Issuer will pay interest on this Class B Note at the Note Rate (as defined in the Series 2002-B Supplement) on each Payment Date until the principal of this Class B Note is paid or made available for payment, on the average daily outstanding principal balance of this Class B Note during the related Interest Period (as defined in the Series 2002-B Supplement). Interest will be computed on the basis set forth in the Indenture. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof. The aggregate principal sum of the Regulations S Global Notes and the Restricted Global Note shall not exceed $57,778,000.

          The Class B Notes are subject to optional redemption in accordance with the Indenture on or after any Payment Date on which the Investor Interest is reduced to an amount less than or equal to 10% of the Initial Note Principal.

          The principal of and interest on this Class B Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                                     B-1-3              Series 2002-B Supplement

          Reference is made to the further provisions of this Class B Note set forth on the reverse hereof and to the Indenture, which shall have the same effect as though fully set forth on the face of this Class B Note.

          Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class B Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                     B-1-4              Series 2002-B Supplement

          IN WITNESS WHEREOF, the Issuer, has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

                                        CONN FUNDING II, L.P.

                                        By: Conn Funding II GP, L.L.C.,
                                            its general partner


                                        By:
                                           -------------------------------------
                                        Authorized Officer

Attested to:


By:
   -----------------------------------
       Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

          This is one of the Class B Notes referred to in the within mentioned Series 2002-B Supplement.

                                        WELLS FARGO BANK MINNESOTA,
                                        NATIONAL ASSOCIATION, not in its
                                        individual capacity, but solely as
                                        Trustee


                                        By
                                          --------------------------------------
                                                   Authorized Officer


                                     B-1-5              Series 2002-B Supplement

                                [REVERSE OF NOTE]

          This Class B Note is one of a duly authorized issue of Class B Notes of the Issuer, designated as its 5.769% Asset Backed Fixed Rate Notes, Class B, Series 2002-B (herein called the "Class B Notes"), all issued under the Series 2002-B Supplement to the Base Indenture dated as of September 1, 2002 (such Base Indenture, as supplemented by the Series 2002-B Supplement and supplements relating to other series of notes, as supplemented or amended, is herein called the "Indenture"), between the Issuer and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee (the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Class B Noteholders. The Class B Notes are subject to all terms of the Indenture. All terms used in this Class B Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

          Principal of the Class B Notes will be payable on each Payment Date after the end of the Revolving Period as described on the face hereof and may be prepaid as set forth in the Indenture. "Payment Date" means the twentieth day of each calendar month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing on October 21, 2002.

          All principal payments on the Class B Notes shall be made pro rata to the Class B Noteholders entitled thereto.

          Subject to certain limitations set forth in the Indenture, payments of interest on this Class B Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Class B Note, shall be made by wire transfer in immediately available funds to the Person whose name appears as the Class B Noteholder on the Note Register as of the close of business on each Record Date without requiring that this Class B Note be submitted for notation of payment. Any reduction in the principal amount of this Class B Note effected by any payments made on any Payment Date or date of prepayment shall be binding upon all future Class B Noteholders and of any Class B Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted on Schedule A attached hereto. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class B Note on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class B Note at the Trustee's principal Corporate Trust Office or at the office of the Trustee's agent appointed for such purposes located in the City of New York.

          On any redemption, purchase, exchange or cancellation of any of the beneficial interests represented by this Restricted Global Note, details of such redemption, purchase, exchange or cancellation shall be entered by the Paying Agent in Schedule A hereto recording any such redemption, purchase, exchange or cancellation. Upon any such redemption, purchase, exchange

                                     B-1-6              Series 2002-B Supplement
or cancellation, the principal amount of this Restricted Global Note and the beneficial interests represented by the Restricted Global Note shall be reduced or increased, as appropriate, by the principal amount so redeemed, purchased, exchanged or cancelled.

          Each Class B Noteholder, by acceptance of a Class B Note, covenants and agrees that by accepting the benefits of the Indenture that such Class B Noteholder will not prior to the date which is one year and one day after the payment in full of the last maturing note of any Series and the termination of the Indenture institute against the Issuer or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Transaction Documents.

          Each Class B Noteholder, by acceptance of a Class B Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will treat such Note as indebtedness for all Federal, state and local income and franchise tax purposes.

          Prior to the due presentment for registration of transfer of this Class B Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class B Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class B Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

          As provided in the Indenture, no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer under the Indenture, including this Class B Note, against any Seller, the Initial Seller, the Servicer, the Trustee or any partner, owner, incorporator, beneficiary, beneficial owner, agent, officer, director, employee, shareholder or agent of the Issuer, any Seller, the Initial Seller, the Servicer or the Trustee except as any such Person may have expressly agreed.

          The term "Issuer" as used in this Class B Note includes any successor to the Issuer under the Indenture.

          The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Noteholders under the Indenture.

          The Class B Notes are issuable only in registered form as provided in the Indenture in denominations as provided in the Indenture, subject to certain limitations therein set forth.

          This Class B Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                                     B-1-7              Series 2002-B Supplement

          No reference herein to the Indenture and no provision of this Class B Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class B Note.

                                     B-1-8              Series 2002-B Supplement

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________

                         (name and address of assignee)

the within Class B Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________, attorney, to transfer said Class B Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                       /4/
      -----------                                       ------------------------
                                                           Signature Guaranteed:

________________________________________________________________________________

                                  ------------


----------
/4/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class A Note in every particular, without alteration, enlargement or any change whatsoever.

                                     B-1-9              Series 2002-B Supplement

                                                                      SCHEDULE A

                              SCHEDULE OF EXCHANGES
                 BETWEEN THE TEMPORARY REGULATION S GLOBAL NOTE
                  OR THE PERMANENT REGULATION S GLOBAL NOTE AND
                   THIS RESTRICTED GLOBAL NOTE, OR REDEMPTIONS
                         OR PURCHASES AND CANCELLATIONS

The following increases or decreases in principal amount of this Restricted Global Note or redemptions, purchases or cancellation of this Restricted Global Note have been made:


--------------------------------------------------------------------------------
Date of exchange,  Increase or decrease in   Remaining principal  Notation made
or redemption      principal amount of this  amount of this       by or on
or purchase or     Restricted Global Note    Restricted Global    behalf of the
cancellation       due to exchanges between  Note following such  Issuer
                   the Temporary Regulation  exchange, or
                   S Global Note or the      redemption  or
                   Permanent Regulation S    purchase or
                   Global Note and this      cancellation
                   Restricted Global Note
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     B-1-10             Series 2002-B Supplement

                                                                     EXHIBIT B-2

                                     FORM OF
                       TEMPORARY REGULATION S GLOBAL NOTE

     THIS GLOBAL NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS TEMPORARY REGULATION S GLOBAL NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THIS NOTE MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY (1) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (4) IN A TRANSACTION OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER JURISDICTION AND BASED ON AN OPINION OF COUNSEL IF THE ISSUER OR TRANSFER AGENT AND REGISTRAR SO REQUEST, IN EACH SUCH CASE, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY TRANSFEREE FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

                                     B-2-1              Series 2002-B Supplement

     BY ACQUIRING THIS NOTE, EACH PURCHASER WILL BE DEEMED TO HAVE REPRESENTED, WARRANTED AND COVENANTED EITHER THAT (A) IT IS NOT AN "EMPLOYEE BENEFIT PLAN" SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A "PLAN" DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AN ENTITY DEEMED TO HOLD "PLAN ASSETS" OF ANY OF THE FOREGOING BY REASON OF INVESTMENT BY AN "EMPLOYEE BENEFIT PLAN" OR "PLAN" IN SUCH ENTITY, OR A GOVERNMENTAL PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR
SECTION 4975 OF THE CODE OR (B) ITS PURCHASE AND HOLDING OF THIS NOTE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN, ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW).

     THE INDENTURE CONTAINS FURTHER RESTRICTIONS ON THE TRANSFER AND RESALE OF THIS NOTE. EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS NOTE, SUBJECT TO THE FOREGOING RESTRICTIONS ON TRANSFERABILITY. IN ADDITION, EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE.

     BY ACCEPTANCE HEREOF, THE HOLDER OF THIS NOTE AGREES TO THE TERMS AND CONDITIONS SET FORTH IN THE INDENTURE AND HEREIN.

                                     B-2-2              Series 2002-B Supplement

No. TREGS-1                                                          $57,778,000
                                                           CUSIP No. U20772 AB 2
                                                               ISIN USU20772AB20

                       SEE REVERSE FOR CERTAIN DEFINITIONS

          THE PRINCIPAL OF THIS CLASS B NOTE MAY BE PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS B NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                              CONN FUNDING II, L.P.

           5.769% ASSET BACKED FIXED RATE NOTES, CLASS B SERIES 2002-B

          Conn Funding II, L.P., a limited partnership organized and existing under the laws of the State of Texas (herein referred to as the "Issuer"), for value received, hereby promises to pay Cede & Co., or registered assigns, the principal sum set forth above or such other principal sum set forth on Schedule A attached hereto (which sum shall not exceed $57,778,000), payable on each Payment Date after the end of the Revolving Period (as defined in the Series 2002-B Supplement) in an amount equal to the Monthly Principal, as defined in
Section 5.13 of the Series 2002-B Supplement, dated as of September 1, 2002 (as amended, supplemented or otherwise modified from time to time, the "Series 2002-B Supplement"), between the Issuer and the Trustee to the Base Indenture (described below); provided, however, that the entire unpaid principal amount of this Class B Note shall be due and payable on May 21, 2012 (the "Legal Final Payment Date"). The Issuer will pay interest on this Class B Note on each Payment Date at the Note Rate (as defined in the Series 2002-B Supplement) on each Payment Date until the principal of this Class B Note is paid or made available for payment, on the average daily outstanding principal balance of this Class B Note during the related Interest Period (as defined in the Series 2002-B Supplement). Interest will be computed on the basis set forth in the Indenture. Such principal of and interest on this Class B Note shall be paid in the manner specified on the reverse hereof. The aggregate principal sum of the Regulation S Global Notes and the Restricted Global Note shall not exceed $57,778,000.

          The Class B Notes are subject to optional redemption in accordance with the Indenture on or after any Payment Date on which the Investor Interest is reduced to an amount less than or equal to 10% of the Initial Note Principal.

          The principal of and interest on this Class B Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                                     B-2-3              Series 2002-B Supplement

          Reference is made to the further provisions of this Class B Note set forth on the reverse hereof and to the Indenture, which shall have the same effect as though fully set forth on the face of this Class B Note.

          Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class B Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                                     B-2-4              Series 2002-B Supplement

          IN WITNESS WHEREOF, the Issuer, has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

                                          CONN FUNDING II, L.P.

                                          By:  Conn Funding II GP, L.L.C.,
                                               its general partner


                                          By:
                                             -----------------------------------
                                          Authorized Officer

Attested to:

By:
    ---------------------------------
           Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

          This is one of the Class B Notes referred to in the within mentioned Series 2002-B Supplement.

                                          WELLS FARGO BANK MINNESOTA, NATIONAL
                                          ASSOCIATION, not in its individual
                                          capacity, but solely as Trustee


                                          By
                                            ------------------------------------
                                                     Authorized Officer


                                     B-2-5              Series 2002-B Supplement

                                [REVERSE OF NOTE]

          This Class B Note is one of a duly authorized issue of Class B Notes of the Issuer, designated as its 5.769% Asset Backed Fixed Rate Notes, Class B, Series 2002-B (herein called the "Class B Notes"), all issued under the Series 2002-B Supplement to the Base Indenture dated as of September 1, 2002 (such Base Indenture, as supplemented by the Series 2002-B Supplement and supplements relating to other series of notes, as supplemented or amended, is herein called the "Indenture"), between the Issuer and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee (the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of the Class B Notes. The Class B Notes are subject to all terms of the Indenture. All terms used in this Class B Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

          Principal of the Class B Notes will be payable on each Payment Date after the end of the Revolving Period as described on the face hereof and may be prepaid as set forth in the Indenture. "Payment Date" means the twentieth day of each calendar month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing on October 21, 2002.

          All principal payments on the Class B Notes shall be made pro rata to the Class B Noteholders entitled thereto.

          Subject to certain limitations set forth in the Indenture, payments of interest on this Class B Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Class B Note, shall be made by wire transfer in immediately available funds to the Person whose name appears as the Class B Noteholder on the Note Register as of the close of business on each Record Date without requiring that this Class B Note be submitted for notation of payment. Any reduction in the principal amount of this Class B Note effected by any payments made on any Payment Date or date of prepayment shall be binding upon all future Class B Noteholders and of any Class B Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted on Schedule A attached hereto. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class B Note on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class B Note at the Trustee's principal Corporate Trust Office or at the office of the Trustee's agent appointed for such purposes located in the City of New York.

          Any interest in a Class B Note evidenced by this Temporary Regulation S Global Note is exchangeable for an interest in a Permanent Regulation S Global Note upon the later of (i) the Exchange Date and (ii) the furnishing of a certificate, the form of which is attached as Exhibit C-2 to the Series 2002-B Supplement. Interests in this Temporary Regulation S Global Note are

                                     B-2-6              Series 2002-B Supplement
exchangeable for interests in a Permanent Regulation S Global Note or a Restricted Global Note only upon presentation of the applicable certificate required by Section 6 of the Series 2002-B Supplement to the Base Indenture. Upon exchange of all interests in this Temporary Regulation S Global Note for interests in the Permanent Regulation S Global Note and/or the Restricted Global Note, the Trustee shall cancel this Temporary Regulation S Global Note.

          Until the provision of the certifications required by Section 6 of the Series 2002-B Supplement, beneficial interests in a Regulation S Global Note may only be held through Euroclear or Clearstream or another agent member of Euroclear or Clearstream acting for and on behalf of them.

          On any redemption, purchase, exchange or cancellation of any of the beneficial interests represented by this Temporary Regulation S Global Note, details of such redemption, purchase, exchange or cancellation shall be entered by the Paying Agent in Schedule A hereto recording any such redemption, purchase, exchange or cancellation and shall be signed on by or on behalf of the Issuer. Upon any such redemption, purchase, exchange or cancellation, the principal amount of this Temporary Regulation S Global Note and the beneficial interests represented by the Permanent Regulation S Global Note shall be reduced or increased, as appropriate, by the principal amount so redeemed, purchased, exchanged or cancelled.

          Each Class B Noteholder, by acceptance of a Class B Note, covenants and agrees that by accepting the benefits of the Indenture that such Class B Noteholder will not prior to the date which is one year and one day after the payment in full of the last maturing note of any Series and the termination of the Indenture institute against the Issuer or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United Stated Federal or state bankruptcy or similar law in connection with any obligations relating to the Class B Notes, the Indenture or the Transaction Documents.

          Each Class B Noteholder, by acceptance of a Class B Note, covenants and agrees that by accepting the benefits of the Indenture that such Class B Noteholder will treat such Class B Note as indebtedness for all federal, state and local income and franchise tax purposes.

          Prior to the due presentment for registration of transfer of this Class B Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class B Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class B Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

          As provided in the Indenture, no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer under the Indenture, including this Class B Note, against any Seller, the Initial Seller, the Servicer, the Trustee or any partner, owner, incorporator, beneficiary,

                                     B-2-7              Series 2002-B Supplement
beneficial owner, agent, officer, director, employee, shareholder or agent of the Issuer, any Seller, the Initial Seller, the Servicer or the Trustee except as any such Person may have expressly agreed.

          The term "Issuer" as used in this Class B Note includes any successor to the Issuer under the Indenture.

          The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Noteholders under the Indenture.

          The Class B Notes are issuable only in registered form as provided in the Indenture in denominations as provided in the Indenture, subject to certain limitations therein set forth.

          This Class B Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

          No reference herein to the Indenture and no provision of this Class B Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class B Note.

                                     B-2-8              Series 2002-B Supplement

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _____________________________________

                         (name and address of assignee)

the within Class B Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________, attorney, to transfer said Class B Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                       /5/
      ----------------                    --------------------------------------
                                                           Signature Guaranteed:

________________________________________________________________________________

                                  ------------

----------

/5/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class B Note in every particular, without alteration, enlargement or any change whatsoever.

                                     B-2-9              Series 2002-B Supplement

                                                                      SCHEDULE A

                              SCHEDULE OF EXCHANGES
                     FOR NOTES REPRESENTED BY THE TEMPORARY
           REGULATION S GLOBAL NOTE, THE PERMANENT REGULATION S GLOBAL
      NOTE OR THE RESTRICTED GLOBAL NOTE, OR REDEMPTIONS OR PURCHASES AND
                                  CANCELLATIONS

     The following exchanges of a part of this Temporary Regulation S Global Note for the Permanent Regulation S Global Note or the Restricted Global Note or an exchange of a part of the Restricted Global Note for a part of this Temporary Regulation S Global Note, in whole or in part, or redemptions, purchases or cancellation of this Temporary Regulation S Global Note have been made:

------------------------------------------------------------------------------------------------------------------------
Date of exchange,   Part of principal     Part of principal     Remaining           Amount of interest   Notation made
or redemption or    amount of this        amount of the         principal amount    paid with delivery   by or on behalf
purchase or         Temporary             Regulation S Global   of this Temporary   of the Permanent     of the Issuer
cancellation        Regulation S Global   Note exchanged for    Regulation S        Regulation S
                    Note exchanged for    Notes represented     Global Note         Global Note
                    Notes represented     by this Temporary     following such
                    by the Permanent      Regulation S Global   exchange, or
                    Regulation S Global   Note                  redemption or
                    Note or the                                 purchase or
                    Restricted Global                           cancellation
                    Note, or redeemed
                    or purchased or
                    cancelled
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                                     B-2-10             Series 2002-B Supplement

                                                                     EXHIBIT B-3

                                     FORM OF
                       PERMANENT REGULATION S GLOBAL NOTE

     THIS GLOBAL NOTE IS A PERMANENT GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS PERMANENT GLOBAL NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THIS NOTE MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY (1) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (4) IN A TRANSACTION OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER JURISDICTION AND BASED ON AN OPINION OF COUNSEL IF THE ISSUER OR TRANSFER AGENT AND REGISTRAR SO REQUEST, IN EACH SUCH CASE, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY TRANSFEREE FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

                                     B-3-1              Series 2002-B Supplement

     BY ACQUIRING THIS NOTE, EACH PURCHASER WILL BE DEEMED TO HAVE REPRESENTED, WARRANTED AND COVENANTED EITHER THAT (A) IT IS NOT AN "EMPLOYEE BENEFIT PLAN" SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A "PLAN" DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AN ENTITY DEEMED TO HOLD "PLAN ASSETS" OF ANY OF THE FOREGOING BY REASON OF INVESTMENT BY AN "EMPLOYEE BENEFIT PLAN" OR "PLAN" IN SUCH ENTITY, OR A GOVERNMENTAL PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR
SECTION 4975 OF THE CODE OR (B) ITS PURCHASE AND HOLDING OF THIS NOTE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN, ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW).

     THE INDENTURE CONTAINS FURTHER RESTRICTIONS ON THE TRANSFER AND RESALE OF THIS NOTE. EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS NOTE, SUBJECT TO THE FOREGOING RESTRICTIONS ON TRANSFERABILITY. IN ADDITION, EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE.

     BY ACCEPTANCE HEREOF, THE HOLDER OF THIS NOTE AGREES TO THE TERMS AND CONDITIONS SET FORTH IN THE INDENTURE AND HEREIN.

                                     B-3-2             Series 2002-B Supplement

No. REGS-1                                                           $57,778,000
                                                           CUSIP No. U20772 AB 2
                                                               ISIN USU20772A520

                       SEE REVERSE FOR CERTAIN DEFINITIONS

          THE PRINCIPAL OF THIS CLASS B NOTE MAY BE PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS B NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                              CONN FUNDING II, L.P.

          5.769% ASSET BACKED FIXED RATE NOTES, CLASS B, SERIES 2002-B

          Conn Funding II, L.P., a limited partnership organized and existing under the laws of the State of Texas (herein referred to as the "Issuer"), for value received, hereby promises to pay Cede & Co., or registered assigns, the principal sum set forth above or such other principal amount set forth on Schedule A attached hereto (which sum shall not exceed $57,778,000), payable on each Payment Date after the end of the Revolving Period (as defined in the Series 2002-B Supplement) in an amount equal to the Monthly Principal, as defined in Section 5.13 of the Series 2002-B Supplement, dated as of September 1, 2002 (as amended, supplemented or otherwise modified from time to time, the "Series 2002-B Supplement"), between the Issuer and the Trustee to the Base Indenture (described below); provided, however, that the entire unpaid principal amount of this Class B Note shall be due and payable on May 21, 2012 (the "Legal Final Payment Date"). The Issuer will pay interest on this Class B Note on each Payment Date at the Note Rate (as defined in the Series 2002-B Supplement) on each Payment Date until the principal of this Class B Note is paid or made available for payment, on the average daily outstanding principal balance of this Class B Note during the related Interest Period (as defined in the Series 2002-B Supplement). Interest will be computed on the basis set forth in the Indenture. Such principal of and interest on this Class B Note shall be paid in the manner specified on the reverse hereof. The aggregate principal sum of the Regulation S Global Notes and the Restricted Global Note shall not exceed $57,778,000.

          The Class B Notes are subject to optional redemption in accordance with the Indenture on or after any Payment Date on which the Investor Interest is reduced to an amount less than or equal to 10% of the Initial Note Principal.

          The principal of and interest on this Class B Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                                     B-3-3              Series 2002-B Supplement

          Reference is made to the further provisions of this Class B Note set forth on the reverse hereof and to the Indenture, which shall have the same effect as though fully set forth on the face of this Class B Note.

          Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class B Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                     B-3-4              Series 2002-B Supplement

          IN WITNESS WHEREOF, the Issuer, has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

                                         CONN FUNDING II, L.P.


                                         By:   Conn Funding II GP, L.L.C.,
                                               its general partner


                                         By:
                                            ------------------------------------
                                         Authorized Officer

Attested to:


By:
   ---------------------------------
         Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

          This is one of the Class B Notes referred to in the within mentioned Series 2002-B Supplement.

                                         WELLS FARGO BANK MINNESOTA, NATIONAL
                                         ASSOCIATION, not in its individual
                                         capacity, but solely as Trustee


                                         By
                                           -------------------------------------
                                                      Authorized Officer


                                     B-3-5              Series 2002-B Supplement

                                [REVERSE OF NOTE]

          This Class B Note is one of a duly authorized issue of Class B Notes of the Issuer, designated as its 5.769% Asset Backed Fixed Rate Notes, Class B, Series 2002-B (herein called the "Class B Notes"), all issued under the Series 2002-B Supplement to the Base Indenture dated as of September 1, 2002 (such Base Indenture, as supplemented by the Series 2002-B Supplement and supplements relating to other series of notes, as supplemented or amended, is herein called the "Indenture"), between the Issuer and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee (the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Class B Noteholders. The Class B Notes are subject to all terms of the Indenture. All terms used in this Class B Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

          Principal of the Class B Notes will be payable on each Payment Date after the end of the Revolving Period as described on the face hereof and may be prepaid as set forth in the Indenture. "Payment Date" means the twentieth day of each calendar month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing on October 21, 2002.

          All principal payments on the Class B Notes shall be made pro rata to the Class B Noteholders entitled thereto.

          Subject to certain limitations set forth in the Indenture, payments of interest on this Class B Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Class B Note, shall be made by wire transfer in immediately available funds to the Person whose name appears as the Class B Noteholder on the Note Register as of the close of business on each Record Date without requiring that this Class B Note be submitted for notation of payment. Any reduction in the principal amount of this Class B Note effected by any payments made on any Payment Date or date of prepayment shall be binding upon all future Class B Noteholders and of any Class B Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted on Schedule A attached hereto. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class B Note on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class B Note at the Trustee's principal Corporate Trust Office or at the office of the Trustee's agent appointed for such purposes located in the City of New York.

          On any redemption, purchase, exchange or cancellation of any of the beneficial interest represented by this Permanent Regulation S Global Note, details of such redemption, purchase, exchange or cancellation shall be entered by the Paying Agent in Schedule A hereto recording any such redemption, purchase, exchange or cancellation and shall be signed by or on

                                     B-3-6              Series 2002-B Supplement
behalf of the Issuer. Upon any such redemption, purchase, exchange or cancellation, the principal amount of this Permanent Regulation S Global Note and the beneficial interests represented by this Permanent Regulation S Global Note shall be reduced or increased, as appropriate, by the principal amount so redeemed, purchased, exchanged or cancelled.

          Each Class B Noteholder, by acceptance of a Class B Note, covenants and agrees that by accepting the benefits of the Indenture that such Class B Noteholder will not prior to the date which is one year and one day after the payment in full of the last maturing note of any Series and the termination of the Indenture institute against the Issuer or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United Stated federal or state bankruptcy or similar law in connection with any obligations relating to the Class B Notes, the Indenture or the Transaction Documents.

          Each Class B Noteholder, by acceptance of a Class B Note, covenants and agrees that by accepting the benefits of the Indenture that such Class B Noteholder will treat such Class B Note as indebtedness for all federal, state and local income and franchise tax purposes.

          Prior to the due presentment for registration of transfer of this Class B Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class B Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class B Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

          As provided in the Indenture, no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer under the Indenture, including this Class B Note, against any Seller, the Initial Seller the Servicer, the Trustee or any partner, owner, incorporator, beneficiary, beneficial owner, agent, officer, director, employee, shareholder or agent of the Issuer, any Seller, the Initial Seller, the Servicer or the Trustee except as any such Person may have expressly agreed.

          The term "Issuer" as used in this Class B Note includes any successor to the Issuer under the Indenture.

          The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Noteholders under the Indenture.

          The Class B Notes are issuable only in registered form as provided in the Indenture in denominations as provided in the Indenture, subject to certain limitations therein set forth.

          This Class B Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                                     B-3-7              Series 2002-B Supplement

          No reference herein to the Indenture and no provision of this Class B Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class B Note.


                                     B-3-8              Series 2002-B Supplement

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto_________________________________

                         (name and address of assignee)

the within Class B Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________, attorney, to transfer said Class B Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                       /6/
      -----------------------                        ---------------------------
                                                           Signature Guaranteed:

________________________________________________________________________________

                                  ------------


----------
/6/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class B Note in every particular, without alteration, enlargement or any change whatsoever.


                                     B-3-9              Series 2002-B Supplement

                                                                      SCHEDULE A

                              SCHEDULE OF EXCHANGES
                       BETWEEN THIS PERMANENT REGULATION S
           GLOBAL NOTE AND THE TEMPORARY REGULATION S GLOBAL NOTE AND
                          THE RESTRICTED GLOBAL NOTE,
                 OR REDEMPTIONS OR PURCHASES AND CANCELLATIONS

The following increases or decreases in the principal amount of this Permanent Regulation S Global Note or redemptions, purchases or cancellation of this Permanent Regulation S Global Note have been made:

-----------------------------------------------------------------------------
Date of exchange,  Increases or           Remaining principal   Notation made
or redemption or   decreases in           amount of this        by or on
purchase or        principal amount       Permanent Regulation  behalf of
cancellation       of this Permanent      S Global Note         the Issuer
                   Regulation S Global    following such
                   Note due to exchanges  exchange, or
                   between the Temporary  redemption or
                   Regulation S Global    purchase or
                   Note or the            cancellation
                   Restricted Global
                   Note and this
                   Permanent Regulation
                   S Global Note
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

                                     B-3-10             Series 2002-B Supplement

                                                                     EXHIBIT C-1

                                     FORM OF
                             RESTRICTED GLOBAL NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THIS NOTE MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY (1) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S UNDER THE SECURITIES
ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT,
(3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR
(4) IN A TRANSACTION OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER JURISDICTION AND BASED ON AN OPINION OF COUNSEL IF THE ISSUER OR TRANSFER AGENT AND REGISTRAR SO REQUEST, IN EACH SUCH CASE, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY TRANSFEREE FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

BY ACQUIRING THIS NOTE, EACH PURCHASER WILL BE DEEMED TO HAVE REPRESENTED, WARRANTED AND COVENANTED EITHER THAT (A) IT IS NOT AN "EMPLOYEE BENEFIT PLAN" SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A "PLAN" DESCRIBED IN SECTION

                                     C-1-1              Series 2002-B Supplement

4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AN ENTITY DEEMED TO HOLD "PLAN ASSETS" OF ANY OF THE FOREGOING BY REASON OF INVESTMENT BY AN "EMPLOYEE BENEFIT PLAN" OR "PLAN" IN SUCH ENTITY, OR A GOVERNMENTAL PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE OR (B) ITS PURCHASE AND HOLDING OF THIS NOTE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN, ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW).

THE INDENTURE (AS DEFINED BELOW) CONTAINS FURTHER RESTRICTIONS ON THE TRANSFER AND RESALE OF THIS NOTE. EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS NOTE, SUBJECT TO THE FOREGOING RESTRICTIONS ON TRANSFERABILITY. IN ADDITION, EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE.

BY ACCEPTANCE HEREOF, THE HOLDER OF THIS NOTE AGREES TO THE TERMS AND CONDITIONS SET FORTH IN THE INDENTURE AND HEREIN.

EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

                                     C-1-2              Series 2002-B Supplement

No. R144A-1                                                          $22,222,000
                                                           CUSIP No. 207415 AC 4
                                                               ISIN US207415AC48

                       SEE REVERSE FOR CERTAIN DEFINITIONS

          THE PRINCIPAL OF THIS CLASS C NOTE MAY BE PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS C NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                              CONN FUNDING II, L.P.

          8.180% ASSET BACKED FIXED RATE NOTES, CLASS C, SERIES 2002-B

          Conn Funding II, L.P., a limited partnership organized and existing under the laws of the State of Texas (herein referred to as the "Issuer"), for value received, hereby promises to pay Cede & Co., or registered assigns, the principal sum set forth above or such other principal sum set forth on Schedule A attached hereto (which sum shall not exceed $22,222,000), payable on each Payment Date after the end of the Revolving Period (as defined in the Series 2002-B Supplement) in an amount equal to the Monthly Principal, as defined in
Section 5.13 of the Series 2002-B Supplement, dated as of September 1, 2002 (as amended, supplemented or otherwise modified from time to time, the "Series 2002-B Supplement"), between the Issuer and the Trustee to the Base Indenture (described below); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on May 21, 2012 (the "Legal Final Payment Date"). The Issuer will pay interest on this Class C Note at the Note Rate (as defined in the Series 2002-B Supplement) on each Payment Date until the principal of this Note is paid or made available for payment, on the average daily outstanding principal balance of this Note during the related Interest Period (as defined in the Series 2002-B Supplement). Interest will be computed on the basis set forth in the Indenture. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof. The aggregate principal sum of the Regulations S Global Notes and the Restricted Global Note shall not exceed $22,222,000.

          The Class C Notes are subject to optional redemption in accordance with the Indenture on or after any Payment Date on which the Investor Interest is reduced to an amount less than or equal to 10% of the Initial Note Principal.

          The principal of and interest on this Class C Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                                     C-1-3              Series 2002-B Supplement

          Reference is made to the further provisions of this Class C Note set forth on the reverse hereof and to the Indenture, which shall have the same effect as though fully set forth on the face of this Class C Note.

          Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class C Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                     C-1-4              Series 2002-B Supplement

          IN WITNESS WHEREOF, the Issuer, has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.


                                        CONN FUNDING II, L.P.


                                        By:  Conn Funding II GP, L.L.C.,
                                             its general partner


                                        By:
                                           ------------------------------------
                                           Authorized Officer


Attested to:

By:
    --------------------------------
           Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

          This is one of the Class C Notes referred to in the within mentioned Series 2002-B Supplement.


                                        WELLS FARGO BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, not in its individual
                                        capacity, but solely as Trustee


                                        By
                                          --------------------------------------
                                                Authorized Officer


                                     C-1-5              Series 2002-B Supplement

                                [REVERSE OF NOTE]

          This Class C Note is one of a duly authorized issue of Class C Notes of the Issuer, designated as its 8.180% Asset Backed Fixed Rate Notes, Class C, Series 2002-B (herein called the "Class C Notes"), all issued under the Series 2002-B Supplement to the Base Indenture dated as of September 1, 2002 (such Base Indenture, as supplemented by the Series 2002-B Supplement and supplements relating to other series of notes, as supplemented or amended, is herein called the "Indenture"), between the Issuer and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee (the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Class C Noteholders. The Class C Notes are subject to all terms of the Indenture. All terms used in this Class C Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

          Principal of the Class C Notes will be payable on each Payment Date after the end of the Revolving Period as described on the face hereof and may be prepaid as set forth in the Indenture. "Payment Date" means the twentieth day of each calendar month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing on October 21, 2002.

          All principal payments on the Class C Notes shall be made pro rata to the Class C Noteholders entitled thereto.

          Subject to certain limitations set forth in the Indenture, payments of interest on this Class C Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Class C Note, shall be made by wire transfer in immediately available funds to the Person whose name appears as the Class C Noteholder on the Note Register as of the close of business on each Record Date without requiring that this Class C Note be submitted for notation of payment. Any reduction in the principal amount of this Class C Note effected by any payments made on any Payment Date or date of prepayment shall be binding upon all future Class C Noteholders and of any Class C Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted on Schedule A attached hereto. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class C Note on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class C Note at the Trustee's principal Corporate Trust Office or at the office of the Trustee's agent appointed for such purposes located in the City of New York.

          On any redemption, purchase, exchange or cancellation of any of the beneficial interests represented by this Restricted Global Note, details of such redemption, purchase, exchange or cancellation shall be entered by the Paying Agent in Schedule A hereto recording any such redemption, purchase, exchange or cancellation. Upon any such redemption, purchase, exchange

                                     C-1-6              Series 2002-B Supplement
or cancellation, the principal amount of this Restricted Global Note and the beneficial interests represented by the Restricted Global Note shall be reduced or increased, as appropriate, by the principal amount so redeemed, purchased, exchanged or cancelled.

          Each Class C Noteholder, by acceptance of a Class C Note, covenants and agrees that by accepting the benefits of the Indenture that such Class C Noteholder will not prior to the date which is one year and one day after the payment in full of the last maturing note of any Series and the termination of the Indenture institute against the Issuer or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Transaction Documents.

          Each Class C Noteholder, by acceptance of a Class C Note, covenants and agrees that by accepting the benefits of the Indenture that such Class C Noteholder will treat such Class C Note as indebtedness for all Federal, state and local income and franchise tax purposes.

          Prior to the due presentment for registration of transfer of this Class C Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class C Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class C Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

          As provided in the Indenture, no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer under the Indenture, including this Class C Note, against any Seller, the Initial Seller, the Servicer, the Trustee or any partner, owner, incorporator, beneficiary, beneficial owner, agent, officer, director, employee, shareholder or agent of the Issuer, any Seller, the Initial Seller, the Servicer or the Trustee except as any such Person may have expressly agreed.

          The term "Issuer" as used in this Class C Note includes any successor to the Issuer under the Indenture.

          The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Holders of Notes under the Indenture.

          The Class C Notes are issuable only in registered form as provided in the Indenture in denominations as provided in the Indenture, subject to certain limitations therein set forth.

          This Class C Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                                     C-1-7              Series 2002-B Supplement

          No reference herein to the Indenture and no provision of this Class C Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class C Note.


                                     C-1-8              Series 2002-B Supplement

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________________

                         (name and address of assignee)

the within Class C Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________, attorney, to transfer said Class C Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                       /7/
      -----------------------                 ----------------------------------
                                                           Signature Guaranteed:


________________________________________________________________________________

                                  ------------


----------
/7/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class B Note in every particular, without alteration, enlargement or any change whatsoever.

                                     C-1-9              Series 2002-B Supplement

                                                                      SCHEDULE A

                              SCHEDULE OF EXCHANGES
                 BETWEEN THE TEMPORARY REGULATION S GLOBAL NOTE
                  OR THE PERMANENT REGULATION S GLOBAL NOTE AND
                   THIS RESTRICTED GLOBAL NOTE, OR REDEMPTIONS
                         OR PURCHASES AND CANCELLATIONS

The following increases or decreases in principal amount of this Restricted Global Note or redemptions, purchases or cancellation of this Restricted Global Note have been made:

-----------------------------------------------------------------------------
Date of exchange,  Increase or            Remaining principal   Notation made
or redemption or   decrease in            amount of this        by or on
purchase or        principal amount       Restricted            behalf of
cancellation       of this Restricted     Global Note           the Issuer
                   Global Note due        following such
                   to exchanges           exchange, or
                   between the Temporary  redemption or
                   Regulation S Global    purchase or
                   Note or the            cancellation
                   Permanent Regulation
                   S Global
                   Note and this
                   Restricted Global
                   Note
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

                                     C-1-10             Series 2002-B Supplement

                                                                     EXHIBIT C-2

                                     FORM OF
                       TEMPORARY REGULATION S GLOBAL NOTE

     THIS GLOBAL NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS TEMPORARY REGULATION S GLOBAL NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THIS NOTE MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY (1) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (4) IN A TRANSACTION OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER JURISDICTION AND BASED ON AN OPINION OF COUNSEL IF THE ISSUER OR TRANSFER AGENT AND REGISTRAR SO REQUEST, IN EACH SUCH CASE, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY TRANSFEREE FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

                                     C-2-1              Series 2002-B Supplement

     BY ACQUIRING THIS NOTE, EACH PURCHASER WILL BE DEEMED TO HAVE REPRESENTED, WARRANTED AND COVENANTED EITHER THAT (A) IT IS NOT AN "EMPLOYEE BENEFIT PLAN" SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A "PLAN" DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AN ENTITY DEEMED TO HOLD "PLAN ASSETS" OF ANY OF THE FOREGOING BY REASON OF INVESTMENT BY AN "EMPLOYEE BENEFIT PLAN" OR "PLAN" IN SUCH ENTITY, OR A GOVERNMENTAL PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR
SECTION 4975 OF THE CODE OR (B) ITS PURCHASE AND HOLDING OF THIS NOTE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN, ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW).

     THE INDENTURE CONTAINS FURTHER RESTRICTIONS ON THE TRANSFER AND RESALE OF THIS NOTE. EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS NOTE, SUBJECT TO THE FOREGOING RESTRICTIONS ON TRANSFERABILITY. IN ADDITION, EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE.

     BY ACCEPTANCE HEREOF, THE HOLDER OF THIS NOTE AGREES TO THE TERMS AND CONDITIONS SET FORTH IN THE INDENTURE AND HEREIN.


                                     C-2-2              Series 2002-B Supplement

No. TREGS-1                                                          $22,222,000
                                                           CUSIP No. U20772 AC 0
                                                               ISIN USU20772AC03

                       SEE REVERSE FOR CERTAIN DEFINITIONS

          THE PRINCIPAL OF THIS CLASS C NOTE MAY BE PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS C NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                              CONN FUNDING II, L.P.

          8.180% ASSET BACKED FIXED RATE NOTES, CLASS C, SERIES 2002-B

          Conn Funding II, L.P., a limited partnership organized and existing under the laws of the State of Texas (herein referred to as the "Issuer"), for value received, hereby promises to pay Cede & Co., or registered assigns, the principal sum set forth above or such other principal sum set forth on Schedule A attached hereto (which sum shall not exceed $22,222,000), payable on each Payment Date after the end of the Revolving Period (as defined in the Series 2002-B Supplement) in an amount equal to the Monthly Principal, as defined in
Section 5.13 of the Series 2002-B Supplement, dated as of September 1, 2002 (as amended, supplemented or otherwise modified from time to time, the "Series 2002-B Supplement"), between the Issuer and the Trustee to the Base Indenture (described below); provided, however, that the entire unpaid principal amount of this Class C Note shall be due and payable on May 21, 2012 (the "Legal Final Payment Date"). The Issuer will pay interest on this Class C Note on each Payment Date at the Note Rate (as defined in the Series 2002-B Supplement) on each Payment Date until the principal of this Class C Note is paid or made available for payment, on the average daily outstanding principal balance of this Class C Note during the related Interest Period (as defined in the Series 2002-B Supplement). Interest will be computed on the basis set forth in the Indenture. Such principal of and interest on this Class C Note shall be paid in the manner specified on the reverse hereof. The aggregate principal sum of the Regulation S Global Notes and the Restricted Global Note shall not exceed $22,222,000.

          The Class C Notes are subject to optional redemption in accordance with the Indenture on or after any Payment Date on which the Investor Interest is reduced to an amount less than or equal to 10% of the Initial Note Principal.

          The principal of and interest on this Class C Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                                     C-2-3              Series 2002-B Supplement

          Reference is made to the further provisions of this Class C Note set forth on the reverse hereof and to the Indenture, which shall have the same effect as though fully set forth on the face of this Class C Note.

          Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class C Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                     C-2-4              Series 2002-B Supplement

          IN WITNESS WHEREOF, the Issuer, has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

                                            CONN FUNDING II, L.P.


                                            By:  Conn Funding II GP, L.L.C.,
                                                 its general partner


                                            By:
                                               ---------------------------------
                                            Authorized Officer


Attested to:


By:
    ----------------------------
        Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

          This is one of the Class C Notes referred to in the within mentioned Series 2002-B Supplement.

                                            WELLS FARGO BANK MINNESOTA,
                                            NATIONAL ASSOCIATION, not in its
                                            individual capacity, but solely as
                                            Trustee


                                            By
                                               ---------------------------------
                                                      Authorized Officer


                                     C-2-5              Series 2002-B Supplement

                                [REVERSE OF NOTE]

          This Class C Note is one of a duly authorized issue of Class C Notes of the Issuer, designated as its 8.180% Asset Backed Fixed Rate Notes, Class C, Series 2002-B (herein called the "Class C Notes"), all issued under the Series 2002-B Supplement to the Base Indenture dated as of September 1, 2002 (such Base Indenture, as supplemented by the Series 2002-B Supplement and supplements relating to other series of notes, as supplemented or amended, is herein called the "Indenture"), between the Issuer and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee (the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of the Class C Notes. The Class C Notes are subject to all terms of the Indenture. All terms used in this Class C Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

          Principal of the Class C Notes will be payable on each Payment Date after the end of the Revolving Period as described on the face hereof and may be prepaid as set forth in the Indenture. "Payment Date" means the twentieth day of each calendar month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing on October 21, 2002.

          All principal payments on the Class C Notes shall be made pro rata to the Class C Noteholders entitled thereto.

          Subject to certain limitations set forth in the Indenture, payments of interest on this Class C Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Class C Note, shall be made by wire transfer in immediately available funds to the Person whose name appears as the Class C Noteholder on the Note Register as of the close of business on each Record Date without requiring that this Class C Note be submitted for notation of payment. Any reduction in the principal amount of this Class C Note effected by any payments made on any Payment Date or date of prepayment shall be binding upon all future Class C Noteholders and of any Class C Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted on Schedule A attached hereto. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class C Note on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class C Note at the Trustee's principal Corporate Trust Office or at the office of the Trustee's agent appointed for such purposes located in the City of New York.

          Any interest in a Class C Note evidenced by this Temporary Regulation S Global Note is exchangeable for an interest in a Permanent Regulation S Global Note upon the later of (i) the Exchange Date and (ii) the furnishing of a certificate, the form of which is attached as Exhibit C-2 to the Series 2002-B Supplement. Interests in this Temporary Regulation S Global Note are

                                     C-2-6              Series 2002-B Supplement
exchangeable for interests in a Permanent Regulation S Global Note or a Restricted Global Note only upon presentation of the applicable certificate required by Section 6 of the Series 2002-B Supplement to the Base Indenture. Upon exchange of all interests in this Temporary Regulation S Global Note for interests in the Permanent Regulation S Global Note and/or the Restricted Global Note, the Trustee shall cancel this Temporary Regulation S Global Note.

          Until the provision of the certifications required by Section 6 of the Series 2002-B Supplement, beneficial interests in a Regulation S Global Note may only be held through Euroclear or Clearstream or another agent member of Euroclear or Clearstream acting for and on behalf of them.

          On any redemption, purchase, exchange or cancellation of any of the beneficial interests represented by this Temporary Regulation S Global Note, details of such redemption, purchase, exchange or cancellation shall be entered by the Paying Agent in Schedule A hereto recording any such redemption, purchase, exchange or cancellation and shall be signed on by or on behalf of the Issuer. Upon any such redemption, purchase, exchange or cancellation, the principal amount of this Temporary Regulation S Global Note and the beneficial interests represented by the Permanent Regulation S Global Note shall be reduced or increased, as appropriate, by the principal amount so redeemed, purchased, exchanged or cancelled.

          Each Class C Noteholder, by acceptance of a Class C Note, covenants and agrees that by accepting the benefits of the Indenture that such Class C Noteholder will not prior to the date which is one year and one day after the payment in full of the last maturing note of any Series and the termination of the Indenture institute against the Issuer or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United Stated Federal or state bankruptcy or similar law in connection with any obligations relating to the Class C Notes, the Indenture or the Transaction Documents.

          Each Class C Noteholder, by acceptance of a Class C Note, covenants and agrees that by accepting the benefits of the Indenture that such Class C Noteholder will treat such Class C Note as indebtedness for all federal, state and local income and franchise tax purposes.

          Prior to the due presentment for registration of transfer of this Class C Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class C Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class C Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

          As provided in the Indenture, no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer under the Indenture, including this Class C Note, against any Seller, the Initial Seller, the Servicer, the Trustee or any partner, owner, incorporator, beneficiary,


                                     C-2-7              Series 2002-B Supplement
beneficial owner, agent, officer, director, employee, shareholder or agent of the Issuer, any Seller, the Initial Seller, the Servicer or the Trustee except as any such Person may have expressly agreed.

          The term "Issuer" as used in this Class C Note includes any successor to the Issuer under the Indenture.

          The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Class C Noteholders under the Indenture.

          The Class C Notes are issuable only in registered form as provided in the Indenture in denominations as provided in the Indenture, subject to certain limitations therein set forth.

          This Class C Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

          No reference herein to the Indenture and no provision of this Class C Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class C Note.

                                     C-2-8              Series 2002-B Supplement

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________

                         (name and address of assignee)

the within Class C Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________, attorney, to transfer said Class C Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                       /8/
      --------------------                     ---------------------------------
                                                           Signature Guaranteed:

________________________________________________________________________________

                                  ------------

----------

/8/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class C Note in every particular, without alteration, enlargement or any change whatsoever.


                                     C-2-9              Series 2002-B Supplement

                                                                      SCHEDULE A

                              SCHEDULE OF EXCHANGES
                     FOR NOTES REPRESENTED BY THE TEMPORARY
           REGULATION S GLOBAL NOTE, THE PERMANENT REGULATION S GLOBAL
              NOTE OR THE RESTRICTED GLOBAL NOTE, OR REDEMPTIONS OR
                           PURCHASES AND CANCELLATIONS

The following exchanges of a part of this Temporary Regulation S Global Note for the Permanent Regulation S Global Note or the Restricted Global Note or an exchange of a part of the Restricted Global Note for a part of this Temporary Regulation S Global Note, in whole or in part, or redemptions, purchases or cancellation of this Temporary Regulation S Global Note have been made:

-----------------------------------------------------------------------------------------------------------------------
Date of exchange,  Part of principal    Part of principal    Remaining          Amount of interest  Notation made by or
or redemption or   amount of this       amount of the        principal amount   paid with delivery  on behalf of the
purchase or        Temporary            Regulation S Global  of this Temporary  of the Permanent    Issuer
cancellation       Regulation S Global  Note exchanged for   Regulation S       Regulation S
                   Note exchanged for   Notes represented    Global Note        Global Note
                   Notes represented    by this Temporary    following such
                   by the Permanent     Regulation S Global  exchange, or
                   Regulation S Global  Note                 redemption or
                   Note or the                               purchase or
                   Restricted Global                         cancellation
                   Note, or redeemed
                   or purchased or
                   cancelled
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

                                     C-2-10             Series 2002-B Supplement

                                                                     EXHIBIT C-3

                                     FORM OF
                       PERMANENT REGULATION S GLOBAL NOTE

     THIS GLOBAL NOTE IS A PERMANENT GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS PERMANENT GLOBAL NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THIS NOTE MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY (1) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (4) IN A TRANSACTION OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER JURISDICTION AND BASED ON AN OPINION OF COUNSEL IF THE ISSUER OR TRANSFER AGENT AND REGISTRAR SO REQUEST, IN EACH SUCH CASE, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY TRANSFEREE FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

                                     C-3-1              Series 2002-B Supplement

     BY ACQUIRING THIS NOTE, EACH PURCHASER WILL BE DEEMED TO HAVE REPRESENTED, WARRANTED AND COVENANTED EITHER THAT (A) IT IS NOT AN "EMPLOYEE BENEFIT PLAN" SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A "PLAN" DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AN ENTITY DEEMED TO HOLD "PLAN ASSETS" OF ANY OF THE FOREGOING BY REASON OF INVESTMENT BY AN "EMPLOYEE BENEFIT PLAN" OR "PLAN" IN SUCH ENTITY, OR A GOVERNMENTAL PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR
SECTION 4975 OF THE CODE OR (B) ITS PURCHASE AND HOLDING OF THIS NOTE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN, ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW).

     THE INDENTURE CONTAINS FURTHER RESTRICTIONS ON THE TRANSFER AND RESALE OF THIS NOTE. EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS NOTE, SUBJECT TO THE FOREGOING RESTRICTIONS ON TRANSFERABILITY. IN ADDITION, EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE.

     BY ACCEPTANCE HEREOF, THE HOLDER OF THIS NOTE AGREES TO THE TERMS AND CONDITIONS SET FORTH IN THE INDENTURE AND HEREIN.

                                     C-3-2              Series 2002-B Supplement

No. REGS-1                                                           $22,222,000
                                                           CUSIP No. US0772 AC 0
                                                               ISIN USU20772AC03

                       SEE REVERSE FOR CERTAIN DEFINITIONS

          THE PRINCIPAL OF THIS CLASS C NOTE MAY BE PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS C NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                              CONN FUNDING II, L.P.

          8.180% ASSET BACKED FIXED RATE NOTES, CLASS C, SERIES 2002-B

          Conn Funding II, L.P., a limited partnership organized and existing under the laws of the State of Texas (herein referred to as the "Issuer"), for value received, hereby promises to pay Cede & Co., or registered assigns, the principal sum set forth above or such other principal amount set forth on Schedule A attached hereto (which sum shall not exceed $22,222,000), payable on each Payment Date after the end of the Revolving Period (as defined in the Series 2002-B Supplement) in an amount equal to the Monthly Principal, as defined in Section 5.13 of the Series 2002-B Supplement, dated as of September 1, 2002 (as amended, supplemented or otherwise modified from time to time, the "Series 2002-B Supplement"), between the Issuer and the Trustee to the Base Indenture (described below); provided, however, that the entire unpaid principal amount of this Class C Note shall be due and payable on May 21, 2012 (the "Legal Final Payment Date"). The Issuer will pay interest on this Class C Note on each Payment Date at the Note Rate (as defined in the Series 2002-B Supplement) on each Payment Date until the principal of this Class C Note is paid or made available for payment, on the average daily outstanding principal balance of this Class C Note during the related Interest Period (as defined in the Series 2002-B Supplement). Interest will be computed on the basis set forth in the Indenture. Such principal of and interest on this Class C Note shall be paid in the manner specified on the reverse hereof. The aggregate principal sum of the Regulation S Global Notes and the Restricted Global Note shall not exceed $22,222,000.

          The Class C Notes are subject to optional redemption in accordance with the Indenture on or after any Payment Date on which the Investor Interest is reduced to an amount less than or equal to 10% of the Initial Note Principal.

          The principal of and interest on this Class C Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                                     C-3-3              Series 2002-B Supplement

          Reference is made to the further provisions of this Class C Note set forth on the reverse hereof and to the Indenture, which shall have the same effect as though fully set forth on the face of this Class C Note.

          Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class C Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.



                                     C-3-4              Series 2002-B Supplement

          IN WITNESS WHEREOF, the Issuer, has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

                                            CONN FUNDING II, L.P.


                                            By:  Conn Funding II GP, L.L.C.,
                                                 its general partner


                                            By:
                                               ---------------------------------
                                            Authorized Officer


Attested to:


By:
    ------------------------------
         Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

          This is one of the Class C Notes referred to in the within mentioned Series 2002-B Supplement.

                                            WELLS FARGO BANK MINNESOTA,
                                            NATIONAL ASSOCIATION, not in its
                                            individual capacity, but solely as
                                            Trustee


                                            By
                                               -------------------------------
                                                     Authorized Officer


                                     C-3-5              Series 2002-B Supplement

                                [REVERSE OF NOTE]

          This Class C Note is one of a duly authorized issue of Class C Notes of the Issuer, designated as its 8.180% Asset Backed Fixed Rate Notes, Class C, Series 2002-B (herein called the "Class C Notes"), all issued under the Series 2002-B Supplement to the Base Indenture dated as of September 1, 2002 (such Base Indenture, as supplemented by the Series 2002-B Supplement and supplements relating to other series of notes, as supplemented or amended, is herein called the "Indenture"), between the Issuer and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee (the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Class C Noteholders. The Class C Notes are subject to all terms of the Indenture. All terms used in this Class C Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

          Principal of the Class C Notes will be payable on each Payment Date after the end of the Revolving Period as described on the face hereof and may be prepaid as set forth in the Indenture. "Payment Date" means the twentieth day of each calendar month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing on October 21, 2002.

          All principal payments on the Class C Notes shall be made pro rata to the Class C Noteholders entitled thereto.

          Subject to certain limitations set forth in the Indenture, payments of interest on this Class C Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Class C Note, shall be made by wire transfer in immediately available funds to the Person whose name appears as the Class C Noteholder on the Note Register as of the close of business on each Record Date without requiring that this Class C Note be submitted for notation of payment. Any reduction in the principal amount of this Class C Note effected by any payments made on any Payment Date or date of prepayment shall be binding upon all future Class C Noteholders and of any Class C Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted on Schedule A attached hereto. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class C Note on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class C Note at the Trustee's principal Corporate Trust Office or at the office of the Trustee's agent appointed for such purposes located in the City of New York.

          On any redemption, purchase, exchange or cancellation of any of the beneficial interest represented by this Permanent Regulation S Global Note, details of such redemption, purchase, exchange or cancellation shall be entered by the Paying Agent in Schedule A hereto recording any such redemption, purchase, exchange or cancellation and shall be signed by or on

                                     C-3-6              Series 2002-B Supplement
behalf of the Issuer. Upon any such redemption, purchase, exchange or cancellation, the principal amount of this Permanent Regulation S Global Note and the beneficial interests represented by this Permanent Regulation S Global Note shall be reduced or increased, as appropriate, by the principal amount so redeemed, purchased, exchanged or cancelled.

          Each Class C Noteholder, by acceptance of a Class C Note, covenants and agrees that by accepting the benefits of the Indenture that such Class C Noteholder will not prior to the date which is one year and one day after the payment in full of the last maturing note of any Series and the termination of the Indenture institute against the Issuer or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United Stated federal or state bankruptcy or similar law in connection with any obligations relating to the Class C Notes, the Indenture or the Transaction Documents.

          Each Class C Noteholder, by acceptance of a Class C Note, covenants and agrees that by accepting the benefits of the Indenture that such Class C Noteholder will treat such Class C Note as indebtedness for all federal, state and local income and franchise tax purposes.

          Prior to the due presentment for registration of transfer of this Class C Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class C Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class C Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

          As provided in the Indenture, no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer under the Indenture, including this Class C Note, against any Seller, the Initial Seller, the Servicer, the Trustee or any partner, owner, incorporator, beneficiary, beneficial owner, agent, officer, director, employee, shareholder or agent of the Issuer, any Seller, the Initial Seller, the Servicer or the Trustee except as any such Person may have expressly agreed.

          The term "Issuer" as used in this Class C Note includes any successor to the Issuer under the Indenture.

          The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Noteholders under the Indenture.

          The Class C Notes are issuable only in registered form as provided in the Indenture in denominations as provided in the Indenture, subject to certain limitations therein set forth.

          This Class C Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                                     C-3-7              Series 2002-B Supplement

          No reference herein to the Indenture and no provision of this Class C Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class C Note.



                                     C-3-8              Series 2002-B Supplement

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________

                         (name and address of assignee)

the within Class C Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________, attorney, to transfer said Class C Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                       /9/
      --------------------                     ---------------------------------
                                                           Signature Guaranteed:

________________________________________________________________________________

                                  ------------


----------
/9/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class C Note in every particular, without alteration, enlargement or any change whatsoever.

                                     C-3-9              Series 2002-B Supplement

                                                                      SCHEDULE A

                              SCHEDULE OF EXCHANGES
                       BETWEEN THIS PERMANENT REGULATION S
           GLOBAL NOTE AND THE TEMPORARY REGULATION S GLOBAL NOTE AND
                          THE RESTRICTED GLOBAL NOTE,
                  OR REDEMPTIONS OR PURCHASES AND CANCELLATIONS

The following increases or decreases in the principal amount of this Permanent Regulation S Global Note or redemptions, purchases or cancellation of this Permanent Regulation S Global Note have been made:

---------------------------------------------------------------------------------------------
Date of exchange, or      Increases or            Remaining principal     Notation made by or
redemption or purchase    decreases in            amount of this          on behalf of the
or cancellation           principal amount of     Permanent Regulation    Issuer
                          this Permanent          S Global Note
                          Regulation S Global     following such
                          Note due to exchanges   exchange, or
                          between the Temporary   redemption or
                          Regulation S Global     purchase or
                          Note or the             cancellation
                          Restricted Global
                          Note and this
                          Permanent Regulation
                          S Global Note
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

                                     C-3-10             Series 2002-B Supplement

                                                                       EXHIBIT D

                     FORM OF MONTHLY NOTEHOLDERS' STATEMENT



                                       D-1              Series 2002-B Supplement

                  [Monthly Report to Noteholders Appears Here]

                                                                     EXHIBIT E-1

                          FORM OF TRANSFER CERTIFICATE

To: Wells Fargo Bank Minnesota, National Association, as Trustee and Registration and Transfer Agent
      MAC N9311-161
      6/th/ and Marquette
      Minneapolis, Minnesota 55479-0700
      Attention: Corporate Trust Services/Asset-Backed Administration

Re:   Conn Funding II, L.P.-[__]% Asset Backed
      Fixed Rate Notes, Class [__], Series 2002-B (CUSIP No. [_________])

               This Certificate relates to $_____________ principal amount of Class [__] Notes held in

               [ ] book-entry or
               [ ] definitive form

by ____________________ (the "Transferor") issued pursuant to the Base Indenture, dated as of September 1, 2002, between Conn Funding II, L.P., as Issuer, and Wells Fargo Bank Minnesota, National Association, as Trustee (as amended, supplemented or otherwise modified from time to time, the "Base Indenture") and the Series 2002-B Supplement thereto, dated as of September 1, 2002 (as amended, supplemented or otherwise modified from time to time, the "Series Supplement" and, together with the Base Indenture, the "Indenture"). Capitalized terms used herein and not otherwise defined, shall have the meanings given thereto in the Indenture.

               The Transferor has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

               In connection with such request and in respect of each such Note, the Transferor does hereby certify as follows:

               [ ] Such Note is being acquired for its own account.

               [ ] Such Note is being transferred pursuant to and in accordance with Rule 144A under the Securities Act, and, accordingly, the Transferor further certifies that the Series 2002-B Notes are being transferred to a Person that the Transferor reasonably believes is purchasing the Series 2002-B Notes for its own account, or for an account with respect to which such Person exercises sole investment discretion, and such Person and such account is a "qualified institutional

                                     E-1-1              Series 2002-B Supplement
buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A; or (ii) pursuant to an exemption from registration in accordance with Regulation S under the Securities Act.

               [ ] Such Note is being transferred in reliance on and in compliance with an exemption from the registration requirements of the Securities Act, other than Rule 144A or Regulation S under the Securities Act, and in compliance with other applicable state and federal securities laws and, if requested by the Trustee, an opinion of counsel is being furnished simultaneously with the delivery of this Certificate as required under Section 6 of the Series Supplement. This Certificate and the statements contained therein are made for your benefit and the benefit of the Issuer.

                                         [INSERT NAME OF TRANSFEROR]


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:

Date:


                                     E-1-2              Series 2002-B Supplement

                                                                     EXHIBIT E-2

                     FORM OF CERTIFICATE TO BE DELIVERED TO
                   EXCHANGE TEMPORARY REGULATION S GLOBAL NOTE
                     FOR PERMANENT REGULATION S GLOBAL NOTE
                     --------------------------------------

Conn Funding II, L.P.
3295 College Street
Beaumont, Texas 77701
Attn: David Atnip

Wells Fargo Bank Minnesota, National Association, as Trustee and Registration and Transfer Agent
MAC N9311-161
6/th/ and Marquette
Minneapolis, Minnesota 55479-0700
Attention: Corporate Trust Services/Asset-Backed Administration

     Reference is hereby made to the Base Indenture, dated as of September 1, 2002, between Conn Funding II, L.P., as Issuer, and Wells Fargo Bank Minnesota, National Association, as Trustee (as amended, supplemented otherwise modified from time to time, the "Base Indenture") and the Series 2002-B Supplement thereto, dated as of September 1, 2002 (as amended, supplemented or otherwise modified from time to time, the "Series Supplement" and, together with the Base Indenture, the "Indenture"). Capitalized terms used but not defined herein shall have the meanings given to them in the Base Indenture.

     This is to certify that, based solely on certificates, we have received in writing, by tested telex or by electronic transmissions from noteholders appearing in our records as persons being entitled to a portion of the principal amount of the Class [__] Notes represented by the Temporary Regulation S Note equal to, as of the date hereof, U.S. $_______ (our "Class [__] Noteholders"), certificates with respect to such portion, substantially to the effect set forth in Exhibit [__] hereto.

     We further certify (i) that we are not making available herewith for exchange any portion of the Temporary Regulation S Global Note excepted in such certificates and (ii) that as of the date hereof we have not received any notification from any of our Class [__] Noteholders to the effect that the statements made by such Class [__] Noteholder with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as at the date hereof. We understand that this certification is required in connection with certain securities laws of the United

                                     E-2-1              Series 2002-B Supplement

States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.


                                     E-2-2              Series 2002-B Supplement

Dated: _______________, [_______]/10/

                                         Yours faithfully,

                                         [Euroclear/Clearstream],


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:


----------
/10/ To be dated no earlier than the earliest of the Exchange Date or the relevant Interest Payment Date or the redemption date (as the case may be).

                                     E-2-3              Series 2002-B Supplement

                                    EXHIBIT A
                                    ---------

[Euroclear/Clearstream]

          Re:  Conn Funding II, L.P. --[__]% Asset Backed
               Fixed Rate Notes, Class [__], Series 2002-B (CUSIP
               (CINS) No. [______])

Ladies and Gentlemen:

          Reference is hereby made to the Base Indenture, dated as of September 1, 2002 (as amended, supplemented or otherwise modified from time to time, the "Base Indenture"), between Conn Funding II, L.P. (the "Issuer") and Wells Fargo Bank Minnesota, National Association, as Trustee and the Series 2002-B Supplement thereto, dated as of September 1, 2002 (as amended, supplemented or otherwise modified from time to time, the "Series Supplement" and, together with the Base Indenture, the "Indenture"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     This letter relates to $______ principal amount of Class [___] Notes which are represented by a beneficial interest in the Temporary Regulation S Global Note held with [Euroclear/Clearstream] (ISIN CODE [_____]) through DTC by or on behalf of the undersigned as beneficial owner (the "Holder") which bears a legend outlining restrictions upon transfer of such interests in such Class [___] Note. Pursuant to paragraph 6(c)(ii) of the Series Supplement, the Holder hereby certifies that it is not (or it holds such securities on behalf of an account that is not) a "U.S. person" as such term is defined in Regulation S promulgated under the U.S. Securities Act of 1933, as amended ("Regulation S"). Accordingly, you are hereby requested to exchange such beneficial interest in the Temporary Regulation S Global Note for a beneficial interest in the Permanent Regulation S Global Note representing an identical principal amount of Class [___] Notes, all in the manner provided for in the Series Supplement.

                                     E-2-4              Series 2002-B Supplement

     Each of you is entitled to rely upon this letter and is irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                         Very truly yours,
                                         [NAME OF HOLDER]


                                         By:
                                            ------------------------------------
                                                    Authorized Signature

Dated: _______________, [_______]

                                     E-2-5              Series 2002-B Supplement

                                                                     EXHIBIT E-3

                          FORM OF TRANSFER CERTIFICATE
                 FOR TRANSFER OR EXCHANGE FROM RESTRICTED GLOBAL
                   NOTE TO TEMPORARY REGULATION S GLOBAL NOTE
                   ------------------------------------------
                       (exchanges or transfers pursuant to
                       Section 6 of the Series Supplement)

Wells Fargo Bank Minnesota, National Association, as Trustee and Registration and Transfer Agent
MAC N9311-161
6/th/ and Marquette
Minneapolis, Minnesota 55479-0700
Attention: Corporate Trust Services/Asset-Backed Administration

          Re:  Conn Funding II, L.P. (the "Issuer")
               [__]% Asset Backed Fixed Rate
               Notes, Class [__], Series 2002-B (CUSIP No. [_______]) (the "Notes")

          Reference is hereby made to the Base Indenture, dated as of September 1, 2002 (as amended, supplemented or otherwise modified from time to time, the "Base Indenture"), between the Issuer and Wells Fargo Bank Minnesota, National Association, as Trustee and the Series 2002-B Supplement thereto, dated as of September 1, 2002 (as amended, supplemented or otherwise modified from time to time, the "Series Supplement" and, together with the Base Indenture, the "Indenture"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          This letter relates to $_______ principal amount of the Class [__] Notes represented by a beneficial interest in the Restricted Global Note held with DTC by or on behalf of the undersigned as beneficial owner (the "Transferor"). The Transferor has requested an exchange or transfer of its beneficial interest for an interest in the Temporary Regulation S Global Series 2002-B Note (CUSIP (CINS) No. [____________]) to be held with [Euroclear] [Clearstream] (ISIN Code [_______]) through DTC.

          In connection with such request and in respect of such Class [__] Note, the Transferor does hereby certify that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Class [__] Notes and the Series Supplement and pursuant to and in accordance with Regulation S and any applicable laws of the relevant jurisdiction, and accordingly the Transferor does hereby certify that:

          (1) the offer of the Class [__] Notes was not made to a person in the United States;

                                     E-3-1              Series 2002-B Supplement

          (2) (A) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed and believes that the transferee was outside the United States, or

               (B) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

          (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

          (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

          (5) upon completion of the transaction, the beneficial interest being transferred as described above will be held with DTC through Euroclear or Clearstream or both (ISIN Code [__________]).

          This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer.

                                         [Insert Name of Transferor]


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

Dated: _______________, 2002

                                     E-3-2              Series 2002-B Supplement

                                                                     EXHIBIT E-4

                          FORM OF TRANSFER CERTIFICATE
                 FOR TRANSFER OR EXCHANGE FROM RESTRICTED GLOBAL
                   NOTE TO PERMANENT REGULATION S GLOBAL NOTE
                   ------------------------------------------
                       (exchanges or transfers pursuant to
                       Section 6 of the Series Supplement)

Wells Fargo Bank Minnesota, National Association, as Trustee and Registration and Transfer Agent
MAC N9311-161
6/th/ and Marquette
Minneapolis, Minnesota 55479-0700
Attention: Corporate Trust Services/Asset-Backed Administration

          Re:  Conn Funding II, L.P. (the "Issuer")
               [__]% Asset Backed Fixed Rate
               Notes, Class [__], Series 2002-B (CUSIP No. [____])
               (the "Notes")

          Reference is hereby made to the Base Indenture, dated as of September 1, 2002 (as amended, supplemented or otherwise modified from time to time, the "Base Indenture"), between the Issuer and Wells Fargo Bank Minnesota, National Association, as Trustee and the Series 2002-B Supplement thereto, dated as of September 1, 2002 (as amended, supplemented or otherwise modified from time to time, the "Series Supplement" and, together with the Base Indenture, the "Indenture"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     This letter relates to $_______ principal amount of the Class [__] Notes represented by a beneficial interest in the Restricted Global Note held with DTC by or on behalf of the undersigned as beneficial owner (the "Transferor"). The Transferor has requested an exchange or transfer of its beneficial interest for an interest in the Permanent Regulation S Global Note (CUSIP (CINS) No. [_________]).

     In connection with such request and in respect of such Class [__] Notes, the Transferor does hereby certify that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Class [___] Notes and the Series Supplement and pursuant to and in accordance with Regulation S and any applicable securities laws of the relevant jurisdiction and that:

          (1) the offer of the Class [__] Notes was not made to a person in the United States;

                                     E-4-1              Series 2002-B Supplement

          (2) (A) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed and believes that the transferee was outside the United States, or

               (B) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

          (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable, and

          (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer.

                                         [INSERT NAME OF TRANSFEROR]


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

Dated: ________________, 2002


                                     E-4-2              Series 2002-B Supplement

                                                                     EXHIBIT E-5

                  FORM OF TRANSFER CERTIFICATE FOR TRANSFER OR
                EXCHANGE FROM TEMPORARY REGULATION S GLOBAL NOTE
                           TO RESTRICTED GLOBAL NOTE
                           -------------------------
                       (exchanges or transfers pursuant to
                       Section 6 of the Series Supplement)

Wells Fargo Bank Minnesota, National Association, as Trustee and Registration and Transfer Agent
MAC N9311-161
6/th/ and Marquette
Minneapolis, Minnesota 55479-0700
Attention: Corporate Trust Services/Asset-Backed Administration

          Re:  Conn Funding II, L.P. (the "Issuer")
               [__]% Asset Backed Fixed Rate
               Notes, Class [__], Series 2002-B (CUSIP No. [_____])
               (the "Notes")

          Reference is hereby made to the Base Indenture, dated as of September 1, 2002 (as amended, supplemented or otherwise modified from time to time, the "Base Indenture"), between the Issuer and Wells Fargo Bank Minnesota, National Association, as Trustee and the Series 2002-B Supplement thereto dated as of September 1, 2002 (as amended, supplemented or otherwise modified from time to time, the "Series Supplement" and, together with the Base Indenture, the "Indenture"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     This letter relates to $______ principal amount of Class [__] Notes which are represented by a beneficial interest in the Permanent Regulation S Global Note (CUSIP) (CINS) No. [________] with Euroclear/Clearstream/11/ (ISIN Code [_________]) through DTC by or on behalf of [the undersigned] as beneficial owner (the "Transferor"). The Transferor has requested an exchange or transfer of its beneficial interest in the Temporary Regulation S Global Note for an interest in the Restricted Global Note (CUSIP No. [____________]).

     In connection with such request, and in respect of the Notes, the Transferor does hereby certify that such Class [__] Notes are being transferred in accordance with Rule 144A and in compliance with any applicable state securities laws, to a transferee that the Transferor reasonably believes is purchasing the Class [__] Note for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a

----------

/11/  Select appropriate depositary.

                                     E-5-1              Series 2002-B Supplement

"qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer.

                                         [INSERT NAME OF TRANSFEROR]


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

Dated: _________________, 2002

                                     E-5-2              Series 2002-B Supplement

                                                                      SCHEDULE 1

                               LIST OF PROCEEDINGS

                                      None.



                                  Schedule 1-1          Series 2002-B Supplement

                                                                      SCHEDULE 2

                               LIST OF TRADE NAMES

                                      None.



                                  Schedule 2-1          Series 2002-B Supplement